UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ____)

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Endologix, Inc.
Name of Registrant as Specified In Its Charter

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ENDOLOGIX, INC.
NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 9, 2020
_________________________
To our Stockholders:
You are cordially invited to attend the 2020 Annual Meeting of Stockholders of Endologix, Inc., or the annual meeting. The annual meeting will be held on Tuesday, June 9, 2020, at 8:00 a.m., Pacific Time, via a live webcast, which can be accessed on the Internet by visiting www.virtualshareholdermeeting.com/ELGX2020. Due to concerns regarding the coronavirus, or COVID-19, pandemic and to assist in protecting the health and well-being of our stockholders and employees, we are holding the annual meeting in a virtual format to provide a consistent experience to all stockholders regardless of location.
To access the virtual annual meeting and participate in the live webcast, you will need a 16-digit control number. The control number was provided on the Notice of Internet Availability of Proxy Materials you received in the mail, on your proxy card (if you requested to receive printed proxy materials), or through your bank, broker or other nominee if you hold your shares in “street name.”
Stockholders will be able to attend, vote and submit questions virtually during the annual meeting.

The annual meeting is being held for the following purposes, as more fully described in the accompanying proxy statement:

1.
Proposal No. 1 - To elect two director nominees to serve as Class I directors for a three-year term expiring at the annual meeting of stockholders to be held in 2023, or until each of their respective successors is duly elected and qualified;

2.	Proposal No. 2 - To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the proxy statement;

3.	Proposal No. 3 - To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

4.
Proposal No. 4 - To approve an amendment to our Endologix, Inc. Amended and Restated 2015 Stock Incentive Plan, as amended, to increase the total number of shares of our common stock reserved for issuance under the plan by 1,000,000 shares, or from 4,130,000 shares to 5,130,000 shares; and

5.	Other Business - To transact such other business as may properly come before the annual meeting, or any adjournment or postponement thereof.

Only stockholders who held shares at the close of business on April 13, 2020, the record date for the annual meeting, are entitled to notice of and to vote electronically at the virtual annual meeting, or any adjournment or postponement thereof.
Your vote is very important. Whether or not you plan to attend the annual meeting virtually, we encourage you to read the accompanying proxy statement and submit your proxy or voting instructions as soon as possible to ensure your shares will be represented and voted at the annual meeting. For specific instructions on how to vote your shares electronically at the virtual annual meeting, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, and the response to the question entitled "How may I vote my shares?" in the accompanying proxy statement. If you requested to receive printed proxy materials, you may also refer to the instructions on the proxy card accompanying those materials.
Sincerely,

John Onopchenko
Chief Executive Officer
Irvine, California

Approximate Date of Mailing of Notice of Internet Availability of Proxy Materials: April 27, 2020

TABLE OF CONTENTS

Page
GENERAL INFORMATION	1
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	8
PROPOSAL NO. 1 ELECTION OF DIRECTORS	10
EXECUTIVE OFFICERS	18
EXECUTIVE COMPENSATION	19
Executive Summary	19
Compensation Philosophy	22
Role of Compensation Committee	23
Compensation Consultant and Peer Group	23
Elements of 2019 Executive Compensation Program	25
Other Compensation-Related Topics	30
SUMMARY COMPENSATION TABLE	33
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	34
OPTION EXERCISES AND STOCK VESTED	36
PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL	37
DIRECTOR COMPENSATION PROGRAM	38
PROPOSAL NO. 2 NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	40
PROPOSAL NO. 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	42
PROPOSAL NO. 4 AMENDMENT TO THE ENDOLOGIX, INC. AMENDED AND RESTATED 2015 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE PLAN	43
AUDIT COMMITTEE REPORT	50
DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2020 ANNUAL MEETING	51
OTHER BUSINESS	52
APPENDIX A	53

_________________
PROXY STATEMENT FOR 2020 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
_________________

GENERAL INFORMATION
The enclosed proxy is solicited on behalf of the board of directors of Endologix, Inc. (the "Company", "we", "us" or "our") for use at our 2020 Annual Meeting of Stockholders, or the annual meeting, to be held on June 9, 2020 at 8:00 a.m., Pacific Time, via a live webcast, which can be accessed on the Internet by visiting www.virtualshareholdermeeting.com/ELGX2020. By attending the annual meeting virtually you will be able to submit questions and vote your shares electronically. Please refer to the section of this proxy statement titled “Questions and Answers about these Proxy Materials and Voting” for additional information on how to attend the virtual annual meeting and vote your shares.
The following questions and answers are intended to briefly address potential questions that our stockholders may have regarding this proxy statement and the annual meeting. They are also intended to provide our stockholders with certain information that is required to be provided under the rules and regulations of the Securities and Exchange Commission, or the SEC.
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
When and where will the annual meeting be held?
You are invited to attend the annual meeting to be held on June 9, 2020 at 8:00 a.m., Pacific Time, via a live webcast, which can be accessed on the Internet by visiting www.virtualshareholdermeeting.com/ELGX2020. Due to concerns regarding the coronavirus, or COVID-19, pandemic and to assist in protecting the health and well-being of our stockholders and employees, we are holding the annual meeting in a virtual format to provide a consistent experience to all stockholders regardless of location. You will need a 16-digit control number to attend and participate in the live webcast of the annual meeting. Please refer to the questions titled "How may I vote my shares?” and “How can I attend the virtual annual meeting?” for additional information regarding the virtual annual meeting.
Why did I receive these proxy materials?
We are providing this proxy statement in connection with the solicitation by our board of directors of proxies to be voted at the virtual annual meeting, and at any adjournment or postponement thereof. Your proxy is being solicited in connection with the annual meeting because you owned shares of our common stock at the close of business on April 13, 2020, which is the record date for the annual meeting. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the annual meeting.
You are invited to attend the virtual annual meeting to vote electronically via live webcast on the proposals described in this proxy statement. However, you do not need to attend the virtual annual meeting to vote your shares. Instead, you may vote your shares as described in the Notice and in the response to the question entitled "How may I vote my shares?" below.
Your vote is very important. Whether or not you plan to attend the virtual annual meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials?

Instead of mailing printed copies of our proxy materials to our stockholders, we have elected to provide access to them through the Internet under the SEC’s “notice and access” rules. Accordingly, on or about April 27, 2020, we mailed a Notice of Internet Availability of Proxy Materials, or the Notice, to each of our stockholders. The Notice contains instructions on how to access our proxy materials, including this proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2019, or our annual report, each of which are available at www.proxyvote.com. The Notice also provides instructions on how to vote your shares electronically at the virtual annual meeting, through the Internet, by telephone, or by mail.

We believe compliance with the SEC’s “notice and access” rules will allow us to provide our stockholders with the materials they need to make informed decisions, while lowering the costs of printing and delivering those materials and reducing the environmental impact of the annual meeting. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice or as described below.

How can I attend the virtual annual meeting?
If you plan to attend the virtual annual meeting, you can access the live webcast on the Internet by visiting www.virtualshareholdermeeting.com/ELGX2020. You will need a 16-digit control number to access the meeting website. The control number was provided on the Notice you received in the mail, on your proxy card (if you requested to receive printed proxy materials), or through your bank, broker or other nominee if you hold your shares in “street name.”

Who may vote at the annual meeting?
Only stockholders of record as of the close of business on April 13, 2020, which is the record date for the annual meeting, are entitled to attend and vote at the virtual annual meeting. As of the record date, there were 19,097,506 shares of our common stock outstanding and entitled to vote, held by 258 holders of record. Stockholders have one vote for each share of our common stock that they own as of the close of business on the record date.
What is the quorum requirement for the annual meeting?
At least a majority of the outstanding shares of our common stock entitled to vote at the annual meeting must be present virtually or represented by proxy in order to transact business at the annual meeting. This is referred to as a quorum. Abstentions and broker non-votes will be treated as shares present virtually or represented by proxy at the annual meeting for purposes of determining whether or not a quorum exists. If there is no quorum, the chairman of the annual meeting, or the holders of a majority of shares present at the annual meeting virtually or represented by proxy, will adjourn the annual meeting to a later date.
What is the difference between a stockholder of record and a beneficial owner of shares held in "street name"?
Stockholder of Record
If, on the record date, your shares were registered directly in your name with American Stock Transfer and Trust Company, our transfer agent, then you are a stockholder of record. As a stockholder of record, you may vote electronically via live webcast at the annual meeting. Alternatively, you may vote by proxy through the Internet, by telephone or by mail as described in the Notice and in the response to the question entitled "How may I vote my shares?" below. Whether or not you plan to attend the virtual annual meeting, we urge you to vote your shares by proxy to ensure your vote is counted.
Beneficial Owner
If, on the record date, your shares were not registered directly in your name with our transfer agent, but instead were held in an account at a brokerage firm, bank, or other nominee, then you are a beneficial owner of shares held in "street name," and these proxy materials are being forwarded to you by your broker, bank, or other nominee, which is considered to be the stockholder of record with respect to those shares. As a beneficial owner, you are entitled to give instructions to your nominee regarding how to vote the shares in your account. You are also invited to attend the virtual annual meeting. However, because you are not the stockholder of record, you may not vote your shares electronically at the annual meeting unless you obtain a 16-digit control number from your nominee. Whether or not you plan to attend the annual meeting, we urge you to vote your shares to ensure your vote is counted.
What proposals will be voted upon at the annual meeting?
The proposals to be considered and voted upon at the annual meeting are as follows:

•
Proposal No. 1. Election to our board of directors of two director nominees, Daniel Lemaitre and Jane Kiernan, to serve as Class I directors, for a term of three years expiring upon our 2023 annual meeting of stockholders, or until each of their respective successors is duly elected and qualified.

•	Proposal No. 2. Approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement.

•	Proposal No. 3. Ratification of the appointment of KPMG LLP, or KPMG, as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

•
Proposal No. 4. Approval of an amendment to our Endologix, Inc. Amended and Restated 2015 Stock Incentive Plan, as amended, or our 2015 Plan, to increase the total number of shares of our common stock reserved for issuance under the plan by 1,000,000 shares, or from 4,130,000 shares to 5,130,000 shares.

We will also consider such other business as may properly come before the annual meeting, or any adjournment or postponement thereof. As of the record date, we are not aware of any other matters to be submitted by our stockholders for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, the proxy holders named on the accompanying proxy card will vote the shares they represent as they may determine in their discretion.

What are my voting options on each proposal?
You may vote on the proposals presented at the annual meeting as follows:

•	Proposal No. 1. You may either vote "FOR" the two nominees for Class I director or you may "WITHHOLD" your vote for one or both of the nominees.

•	Proposal No. 2. You may cast a non-binding advisory vote "FOR" or "AGAINST" the compensation of our named executive officers as disclosed in this proxy statement, or you may abstain from voting.

•
Proposal No. 3. You may vote "FOR" or "AGAINST" the ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2020, or you may abstain from voting.

•	Proposal No. 4. You may vote "FOR" or "AGAINST" the amendment to our 2015 Plan to increase the number of shares reserved for issuance under the plan, or you may abstain from voting.
How may I vote my shares?
The procedures for voting are as follows:
Stockholder of Record
If you are a stockholder of record, you may vote electronically via live webcast at the virtual annual meeting. Alternatively, you may vote by proxy through the Internet, by phone or by mail as described below. Whether or not you plan to attend the annual meeting virtually, we urge you to vote by proxy to ensure your vote is counted. If you have already voted by proxy, you may still attend the virtual annual meeting and vote electronically, and your vote will have the effect of revoking your proxy. However, attending the virtual annual meeting will not, by itself, revoke your proxy or change your vote. Please see the response to the question entitled "Can I change my vote after submitting my proxy?" below for additional information.

•
Vote Electronically During the Annual Meeting. To vote electronically during the virtual annual meeting, you can access the live webcast on the Internet by visiting www.virtualshareholdermeeting.com/ELGX2020. You will need a 16-digit control number to attend and participate in the live webcast of the annual meeting. The control number was provided on the Notice you received in the mail or on your proxy card (if you requested to receive printed proxy materials).

•
Vote by Internet. To vote through the Internet prior to the annual meeting, go to www.proxyvote.com and follow the instructions provided on the website. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 8, 2020. Our Internet voting procedures are designed to authenticate stockholders by using individual control numbers, which are located on the Notice. In order to cast your vote, you will be asked to provide the control number from the Notice.

•
Vote by Phone. To vote by phone prior to the annual meeting, call 1-800-690-6903 from any touch-tone telephone and follow the instructions. Telephonic voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 8, 2020. Our telephonic voting procedures are designed to authenticate stockholders by using individual control numbers, which are located on the Notice. In order to cast your vote, you will be asked to provide the control number from the Notice.

•
Vote by Mail. To vote by mail using a proxy card prior to the annual meeting, you must request to receive printed proxy materials by following the instructions included on the Notice. The proxy card will be provided with the printed proxy materials. Once received, simply complete, sign and date the proxy card and return it promptly in the postage-paid envelope provided.

Beneficial Owner
If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a Notice or a proxy card containing voting instructions with these proxy materials from that organization rather than from us. To vote your shares, simply follow the instructions provided to you. To vote electronically at the virtual annual meeting, you must obtain a 16-digit control number from your nominee.
What happens if I do not give specific voting instructions?

Stockholder of Record
If you are a stockholder of record and you indicate when transmitting your voting instructions by Internet or by telephone that you wish to vote as recommended by our board of directors, or you sign and return a proxy card by mail without giving specific voting instructions, then the proxy holders named on the accompanying proxy card will vote your shares in the manner recommended by our board of directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the annual meeting.
Beneficial Owner
Generally, if you are a beneficial owner of shares, you are entitled to give instructions to your broker, bank or other nominee regarding how to vote your shares. If you do not provide voting instructions, your nominee typically may still vote your shares with respect to matters that are considered to be "routine" under applicable stock exchange rules, but may not vote your shares with respect to matters that are considered to be "non-routine." Accordingly, if the nominee that holds your shares does not receive instructions from you on how to vote your shares on a "non-routine" matter, the nominee will inform the inspector of elections that it does not have the authority to vote on such matter with respect to your shares. This is generally referred to as a "broker non-vote."
What proposals are considered "routine" or "non-routine"?
The election of directors (Proposal No. 1), the non-binding advisory vote on executive compensation (Proposal No. 2), and the approval of an amendment to our 2015 Plan to increase the number of shares reserved for issuance under the plan (Proposal No. 4) are each considered "non-routine" matters under applicable stock exchange rules. A broker, bank or other nominee cannot vote shares on these matters without receiving voting instructions from beneficial owners, and therefore broker non-votes may exist in connection with these proposals.
The ratification of the appointment of KPMG (Proposal No. 3) is considered a "routine" matter under applicable stock exchange rules, and a broker, bank or other nominee may typically vote shares in connection with this proposal without receiving voting instructions from beneficial owners.
How will broker non-votes be counted?
Shares represented by proxies that reflect a broker non-vote will be counted for purposes of determining the presence of a quorum. The election of directors (Proposal No. 1), the non-binding advisory vote on executive compensation (Proposal No. 2), and the approval of an amendment to our 2015 Plan to increase the number of shares reserved for issuance under the plan (Proposal No. 4) are considered "non-routine" matters and broker non-votes, if any, will not be counted as votes cast on these proposals and will not affect the outcome of the voting on these proposals. The ratification of the appointment of KPMG (Proposal No. 3) is considered a "routine" matter, so we do not expect any broker non-votes in connection with this proposal.

What happens if I abstain from voting?

Shares represented by proxies that reflect abstentions or withheld votes as to a particular proposal will be counted as present at the virtual annual meeting for purposes of determining the presence of a quorum. Abstentions and withheld votes are generally treated as shares present virtually or represented by proxy and entitled to vote at the annual meeting. We will treat abstentions as follows:

•
abstentions will be treated as not voting for purposes of a proposal, the approval of which is determined by a plurality of the votes of the shares present virtually or represented by proxy and entitled to vote on the proposal at the annual meeting, such as the election of directors (Proposal No. 1), and thus will not affect the outcome of the voting on such proposal; and

•
abstentions will have the same effect as votes against a proposal, the approval of which requires the affirmative vote of a majority of the outstanding shares of our common stock present virtually or represented by proxy and entitled to vote on the proposal at the annual meeting (Proposal Nos. 2, 3, and 4).

What is the voting requirement to approve each of the proposals?

•
Proposal No. 1. Directors will be elected by a plurality of the votes of the shares present virtually or represented by proxy and entitled to vote on the election of directors at the annual meeting, so the nominees for Class I director who receive the most "FOR" votes (among votes properly cast virtually or represented by proxy) will be elected. Proxies cannot be voted for a greater number of persons than the number of nominees named. Abstentions and broker non-votes will not affect the outcome of the voting on the election of directors.

•
Proposal No. 2. The approval, on a non-binding advisory basis, of the compensation of our named executive officers, requires the affirmative vote of a majority of the outstanding shares of our common stock present virtually or represented by proxy and entitled to vote on this proposal at the annual meeting. Abstentions will have the same effect as votes against this proposal. Broker non-votes will not affect the outcome of the voting on this proposal.

•
Proposal No. 3. The approval of the ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2020, requires the affirmative vote of a majority of the outstanding shares of our common stock present virtually or represented by proxy and entitled to vote on this proposal at the annual meeting. Abstentions will have the same effect as votes against this proposal. We do not expect any broker non-votes in connection with this proposal.

•
Proposal No. 4. The approval of an amendment to our 2015 Plan to increase the number of shares reserved for issuance under the plan requires the affirmative vote of a majority of the outstanding shares of our common stock present virtually or represented by proxy and entitled to vote on this proposal at the annual meeting. Abstentions will have the same effect as votes against this proposal. Broker non-votes will not affect the outcome of the voting on this proposal.

How does our board of directors recommend that you vote on each of the proposals?

Our board of directors unanimously recommends that you vote your shares as follows:

•	Proposal No. 1. "FOR" each of the two nominees for Class I director.

•	Proposal No. 2. "FOR" approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement.

•	Proposal No. 3. "FOR" the ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

•	Proposal No. 4. "FOR" approval of the amendment to our 2015 Plan to increase the number of shares reserved for issuance under the plan.
Can I change my vote after submitting my proxy?
Yes. Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted at the virtual annual meeting. The procedures for revoking your proxy are described below.
Stockholder of Record
If you are the stockholder of record, you may revoke your proxy in any one of four ways:

•	You may vote again by Internet or telephone at a later time (prior to the deadline for Internet or telephone voting).

•	You may submit a properly completed proxy card with a later date.

•	You may send a written notice that you are revoking your proxy to Endologix, Inc. at 2 Musick, Irvine, California 92618, Attention: Corporate Secretary.

•
You may attend the virtual annual meeting and vote electronically via live webcast by following the instructions described above. However, attending the virtual annual meeting will not, by itself, revoke your proxy or change your vote.

Beneficial Owner
If you are a beneficial owner of shares you may revoke your proxy by following the instructions provided to you by your broker, bank or other nominee.
Will any additional information regarding the annual meeting be available?

Fifteen minutes prior to the virtual annual meeting, our stockholders will be able to, by accessing www.virtualshareholdermeeting.com/ELGX2020, view the agenda for the annual meeting, view the annual meeting rules and procedures, and obtain copies of our proxy materials, including the proxy statement and our annual report.

May I submit a question as part of the annual meeting process?

Immediately following the virtual annual meeting, we will hold a live question and answer session during which we intend to answer appropriate questions from our stockholders. We intend to answer questions properly submitted in accordance with the rules and procedures for the annual meeting. Questions may be submitted during the annual meeting through the meeting website located at www.virtualshareholdermeeting.com/ELGX2020.

What if I need technical assistance?

If you encounter any difficulties accessing the virtual annual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual annual meeting log in page at www.virtualshareholdermeeting.com/ELGX2020.

Who is paying for the cost of this proxy solicitation?
We will bear the entire cost of this proxy solicitation, including costs of preparing, assembling, printing and mailing this proxy statement, the Notice, the proxy card and any additional solicitation materials furnished to our stockholders. Copies of these proxy materials will be furnished to brokerage firms, banks or other nominees that hold shares of our common stock beneficially owned by others in the name of such organization, so that they may forward the proxy materials to such beneficial owners. We have retained Morrow & Sodali LLC, 470 West Ave, Stamford, Connecticut 06902, or Morrow, a proxy solicitation firm, to deliver solicitation materials to beneficial owners and to assist us in collecting proxies from such individuals. We expect to pay Morrow a fee of approximately $7,500 for their solicitation services and to reimburse them for certain expenses. We may reimburse brokerage firms, banks or other nominees for their expenses in forwarding solicitation materials to such beneficial owners. Solicitation of proxies may be supplemented by telephone, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.
How may I obtain an additional copy of these proxy materials?
SEC rules permit companies, brokers, banks and other nominees to deliver a single copy of the proxy materials to households at which two or more stockholders reside. This practice, known as "householding," is designed to reduce duplicate mailings and save significant printing and postage costs, as well as natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other nominee and have consented to householding will receive only one copy of our proxy materials.
If you would like to opt out of this practice for future mailings and receive separate proxy materials for each stockholder sharing the same address, please contact your broker, bank or other nominee. You may also obtain additional copies of our proxy materials without charge by contacting us at Endologix, Inc. 2 Musick, Irvine, California 92618, Attention: Corporate Secretary, or by telephone by calling (949) 595-7200.
Stockholders sharing an address that are receiving multiple copies of our proxy materials can request delivery of a single copy of our proxy materials by contacting their broker, bank or other nominee, or by contacting us as indicated above.
Where can I find the voting results of the annual meeting?
We will announce preliminary voting results at the annual meeting and will publish final results in a current report on Form 8-K that we expect to file with the SEC within four business days of the annual meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days of the annual meeting, we intend to file a Form 8-K to disclose preliminary voting results and, within four business days after the final results are known, we will file an additional Form 8-K with the SEC to disclose the final voting results.
Whom should I contact with other questions?
If you have additional questions about this proxy statement or the annual meeting, please contact: Endologix, Inc. at 2 Musick, Irvine, California 92618, Attention: Corporate Secretary, or by telephone by calling (949) 595-7200.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following tables sets forth certain information regarding the beneficial ownership of our common stock, as of April 13, 2020, by (i) each person, or group of affiliated persons, who are known to us to beneficially own more than 5.0% of the outstanding shares of our common stock, and (ii) each of our named executive officers, each of our directors and director nominees, and our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the shares. Except as noted in the footnotes below the tables, shares of our common stock that may be acquired by a stockholder within 60 days of April 13, 2020, whether pursuant to the exercise of stock options or warrants, or the settlement of restricted stock units, are deemed to be outstanding for the purpose of computing the percentage ownership of such stockholder, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other stockholder.

Information about each stockholder listed in the tables is generally based on information filed with the SEC by such stockholder. Except as indicated in the footnotes to the tables, we believe each stockholder listed has sole voting and investment power with respect to all shares of common stock reported to be beneficially owned by them.

Percentage of outstanding shares is based on 19,097,506 shares of our common stock outstanding as of April 13, 2020.

Unless otherwise indicated, the business address of each holder is: c/o Endologix, Inc., 2 Musick, Irvine, California 92618.

Beneficial Ownership of Principal Stockholders

Name and Address	Number of Shares Beneficially Owned	Percentage of Outstanding Shares
ArrowMark Colorado Holdings LLC(1)	3,366,321	17.6%
Corrib Capital Management, L.P.(2)	1,240,177	6.5%

(1)
Based solely on a Schedule 13G/A filed with the SEC on February 14, 2020. The amounts set forth in the table do not include an aggregate of 1,467,494 shares that the stockholder has the right to receive pursuant to the exercise of a pre-paid warrant to purchase common stock, the exercise of which is subject to and limited by a contractual 19.99% blocking provision set forth in the warrant. The address of ArrowMark Colorado Holdings LLC is 100 Fillmore Street, Suite 325, Denver, CO 80206.

(2)
Based solely on a Schedule 13G/A filed with the SEC on February 13, 2020. Corrib Capital Management L.P., or Corrib, and Kevin M. Cavanaugh have reported shared voting and dispositive power with respect to 1,193,618 shares. Mr. Cavanaugh has reported sole voting and dispositive power with respect to 46,559 shares. The address of each of Corrib and Mr. Cavanaugh is 80 South 8th St., IDS Center, Suite 1850 Minneapolis, Minnesota 55402.

Beneficial Ownership of Executive Officers, Directors and Director Nominees

Name and Address	Number of Shares Beneficially Owned	Percentage of Outstanding Shares
Daniel Lemaitre	33,107	*
Thomas F. Zenty, III	22,053	*
Leslie V. Norwalk	16,438	*
Gregory D. Waller	15,846	*
Thomas C. Wilder, III	14,370	*
Jane Kiernan	—	*
John Onopchenko(1)	197,109	*
Vaseem Mahboob(2)	94,181	*
Matthew Thompson(3)	54,629	*
All directors and executive officers as a group (10 persons)(4)	501,280	2.6%

* Represents beneficial ownership of less than 1.0%.

(1)
Includes options to purchase 120,218 shares of our common stock that are exercisable within 60 days of April 13, 2020 and 20,148 restricted stock units subject to vesting within 60 days of April 13, 2020.

(2)	Includes options to purchase 40,561 shares of our common stock that are exercisable within 60 days of April 13, 2020.

(3)	Includes options to purchase 39,469 shares of our common stock that are exercisable within 60 days of April 13, 2020.

(4)
Includes options to purchase 243,948 shares of our common stock that are exercisable within 60 days of April 13, 2020 and 20,148 restricted stock units subject to vesting within 60 days of April 13, 2020.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Board Structure
Our board of directors currently consists of seven authorized directors divided into three classes, with Class I having three directors, Class II having two directors and Class III having two directors. Each class of directors is elected for a three-year term on a staggered term basis, so that each year the term of office of one class will expire and the terms of office of the other classes will continue for periods of one and two years, respectively. Each director is elected to serve until the expiration of his or her term and until his or her successor is duly elected and qualified.
Director Nominees
At the annual meeting, our stockholders are being asked to elect two director nominees. Each of the director nominees will initially serve as a Class I director with his or her respective term expiring at the annual meeting of stockholders to be held in 2023, and until his or her successor is elected and duly qualified.
The nominees for election as Class I directors at the annual meeting are Daniel Lemaitre and Jane Kiernan, each of whom currently serves as a director. Mr. Lemaitre has served as a director since December 2009 and Ms. Kiernan has served as a director since March 2020. Each of the director nominees has indicated a willingness to continue to serve on our board of directors if elected. However, in the event that any of the director nominees is unable to or declines to serve as a director at the time of the annual meeting, the proxies will be voted for a nominee who shall be designated by the current board of directors to fill the vacancy. Unless otherwise instructed, the proxy holders intend to vote all proxies received by them in favor of each of the two director nominees listed above.
Director Not Standing for Re-election

Effective as of the date of our annual meeting, Leslie Norwalk will resign from her position as a Class I director and from any position held by her on any committee of our board of directors. Accordingly, Ms. Norwalk is not standing for re-election at the annual meeting. Following Ms. Norwalk's resignation there will be one vacancy in Class I.

Majority Vote Requirement for Uncontested Election of Directors

In an uncontested election of directors, which is an election where the only nominees are those recommended by our board of directors, any director nominee who receives a greater number of votes "WITHHELD" from his or her election than votes "FOR" his or her election by stockholders present virtually or represented by proxy at the annual meeting and entitled to vote in the election of directors, which we refer to as a majority withheld vote, must tender a written offer to resign from the board of directors to the Chairman of the Board within five business days of the certification of the stockholder vote.
Our Nominating, Governance and Compliance Committee, or our Governance Committee, will promptly consider the resignation offer and recommend to our board of directors whether to accept it. However, if each member of our Governance Committee receives a majority withheld vote at the same election, then the independent members of our board of directors who have not received a majority withheld vote will appoint a committee among themselves to consider the resignation offers and recommend to our board of directors whether to accept them. In considering whether to accept or reject the resignation offer, our Governance Committee will consider all factors deemed relevant, including the length of service and qualifications of the director, the director's contributions to our Company, the director's ability to meet "independence" standards, and our best interests and those of our stockholders. To the extent one or more resignations is accepted by our board of directors, our Governance Committee will then recommend to our board of directors whether to fill such vacancy or vacancies, or to reduce the size of our board of directors.
Our board of directors will act on our Governance Committee's recommendation within 90 days following the certification of the stockholder vote, which may include acceptance of the offer of resignation, adoption of measures intended to address the perceived issues underlying the majority withheld vote, or rejection of the resignation offer. Our board of directors will disclose its decision whether to accept the director's resignation offer in a current report on Form 8-K to be filed with the SEC.
Our board of directors believes this process enhances accountability to stockholders and responsiveness to stockholder voting decisions, while allowing our board of directors appropriate discretion in considering whether a particular director's resignation would be in our best interests and those of our stockholders.

Required Vote
Directors will be elected by a plurality of the votes of the shares present virtually or represented by proxy and entitled to vote on the election of directors at the annual meeting, so the nominees for Class I director who receive the most "FOR" votes (among votes properly cast virtually or represented by proxy) will be elected. Proxies cannot be voted for a greater number of persons than the number of nominees named. Abstentions and broker non-votes will not affect the outcome of the voting on the election of directors.
Recommendation of our Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THE ELECTION EACH OF THE DIRECTOR NOMINEES LISTED ABOVE.
Information with Respect to Director Nominees and Directors
Set forth below for each of the director nominees, and for each of our other current directors, is information as of April 20, 2020 regarding his or her age, experience, the period he or she has served as a director, and the public company directorships held. With respect to each person, we have also provided the specific experience, qualifications, skills and attributes that led to the conclusion that such nominee or director should serve as a director.
Class I Directors
(Nominees for Election to our Board of Directors for a Three-Year Term Expiring at the 2023 Annual Meeting)
Daniel Lemaitre, 66, is Chairman and CEO of BlueWind Medical, a privately-held neuromodulation company. He has served on our board of directors since December 2009 and has served as our Chairman since February 2017. Mr. Lemaitre served as our Lead Independent Director from March 2014 to February 2017, when our board of directors appointed him as our Chairman. Mr. Lemaitre served as President and Chief Executive Officer of Direct Flow Medical, Inc., a privately-held medical device company, from May 2015 to November 2016. Prior to joining Direct Flow Medical, Mr. Lemaitre served as Chief Executive Officer of White Pine Medical, Inc., a privately-held medical device company, from June 2009 to May 2015. Prior to White Pine Medical, Mr. Lemaitre served as the President and Chief Executive Officer of CoreValve, a privately-held company focused on percutaneous aortic valve replacement, from April 2008 until its acquisition by Medtronic, in April 2009. From 2005 to March 2008, Mr. Lemaitre was a Senior Vice President at Medtronic, where he led the company's strategic planning and corporate development. Prior to joining Medtronic, Mr. Lemaitre spent 28 years in the medical device field as an investment analyst. This included 18 years with SG Cowen, where he was a managing director and led the healthcare research team, and six years with Merrill Lynch. Mr. Lemaitre also serves on the board of directors of Globus Medical, Inc., a publicly-traded manufacturer of spinal implants. Mr. Lemaitre holds an M.B.A. from Bowling Green State University and a B.A. in Economics from Bethany College.

As reflected in the biographical information summarized above, Mr. Lemaitre has extensive business, managerial, executive and leadership experience in the medical device industry, including having served as chief executive officer of a medical device company, and as senior vice president of one of the world's leading medical technology companies. In addition, Mr. Lemaitre's experience on the board of directors of a publicly-held medical device company brings to our board of directors a meaningful understanding of our business and industry and valuable skills related to strategic planning for a publicly-traded company. These skills and this experience, as well as Mr. Lemaitre's extensive financial and accounting skills and experience, qualify him to serve on our board of directors.
Jane Kiernan, 59, has served on our board of directors since March 2020. Since 2019, Ms. Kiernan has served on the board of directors of Axonics Modulation Technologies, Inc. and currently serves on its audit committee. In 2017, she co-founded K2 Biotechnology Ventures, an investment firm engaged in developing and commercializing portfolios of university and medical center innovations in partnership with venture capital, healthcare corporations, and philanthropic healthcare foundation partners. Prior to co-founding K2 Biotechnology Ventures, Ms. Kiernan served as Chief Executive Officer and board member of Salter Labs from 2010 to 2017, over which time she and the team developed and executed a strategy to double the size of the company. Prior to joining Salter Labs, she spent nine years at Baxter Healthcare Corporation in executive and general management roles of increasing responsibility, eventually responsible for a $1.5 billion global parenteral nutrition and IV fluid therapy business. Prior to joining Baxter, Ms. Kiernan served as Vice President of Finance, Distribution and Services at Allegiance Healthcare Corporation, where she co-led the successful turnaround of a $4 billion distribution business. She also previously served on the board of directors of American Medical Systems from 2006 through 2011, when it was acquired by Endo Pharmaceuticals. Ms. Kiernan holds a B.S. in Business from Southern Methodist University.

As reflected in the biographical information summarized above, Ms. Kiernan has extensive financial and operational expertise in the healthcare sector, which qualifies her to serve on our board of directors.

Class II Directors
(Directors Continuing in Office with a Term Expiring at the 2021 Annual Meeting)
Thomas C. Wilder, III, 56, has served on our board of directors since May 2010. Since August 2017, Mr. Wilder has served as Chief Executive Officer of Neuros Medical Inc., a neuromodulation company. Mr. Wilder served as the Chief Executive Officer of Sequent Medical, Inc., a company dedicated to the development of innovative catheter-based neurovascular technologies, from February 2010 to July 2016. Prior to joining Sequent Medical, Mr. Wilder served as a consultant to several medical device companies from May 2009 to February 2010. Mr. Wilder served as the President and Chief Executive Officer of Photothera, Inc. from April 2006 to April 2009. Prior to joining Photothera, Inc., Mr. Wilder served as President and Chief Executive Officer of Micro Therapeutics, Inc. from 2002 to January 2006. Mr. Wilder served as President of ev3 Neurovascular, following the merger of Micro Therapeutics, Inc. into ev3 Inc., from January 2006 to April 2006. Prior to joining Micro Therapeutics, Inc., Mr. Wilder served in positions of increasing responsibility at Medtronic, Inc. from 1991 to 2002, most recently as Vice President and General Manager of its endovascular stent grafts division. Prior to joining Medtronic, Inc., Mr. Wilder served in the Financial Statement Audit Practice of Price Waterhouse from 1986 to 1989. Mr. Wilder serves on the board of directors of Penumbra, Inc., a publicly-traded company. Mr. Wilder holds an M.B.A. from Northwestern University's J.L. Kellogg Graduate School of Management and a B.A. in Economics from Stanford University.
As reflected in the biographical information summarized above, Mr. Wilder has decades of experience in the medical device industry, including many senior management and leadership positions with numerous companies. In addition, Mr. Wilder has extensive financial expertise and operational experience with growth companies. These skills and this experience, as well as Mr. Wilder's extensive financial and accounting skills and experience, qualify him to serve on our board of directors.
John Onopchenko 61, has served on our board of directors since June 2018 and has served as our Chief Executive Officer since May 2018. He first joined us in October 2017 as our Chief Operating Officer. Mr. Onopchenko has 30 years of executive leadership experience in the medical device industry. Prior to joining us, he served as Executive Vice President for Acutus Medical, Inc., a privately-held medical device company, from September 2016 to October 2017, where he was responsible for program management, product development, quality, marketing and sales. Prior to joining Acutus Medical, Mr. Onopchenko served as Senior Vice President and Head of Therapy Strategy for Koninklijke Philips Electronics NV, a publicly-traded technology company from March 2015 to September 2016. Prior to joining Philips, he served as Executive Vice President, from April 2013 to November 2014, and Chief Operating Officer, from November 2014 to March 2015, of Volcano Corporation, a publicly-traded medical device company, where he was responsible for its peripheral and Axsun business units, regulatory affairs, quality assurance, program management, product development, clinical affairs, and business development. Prior to his employment with Volcano, he served on Volcano's board of directors for 11 years. Mr. Onopchenko held senior positions at Johnson & Johnson, a publicly-traded medical device company, including serving as lead of medical device investments with Johnson & Johnson Development Corporation, and as Vice President of Worldwide Operations and Marketing for Advanced Sterilization Products, a Johnson & Johnson company, from 1996 to 2006. He also served as founder and managing director of Synergy Life Sciences Partners, LLC, an early-stage medical device venture capital fund. Mr. Onopchenko holds an M.B.A. from the University of Chicago, Graduate School of Business and a B.S. from Ursinus College.
As reflected in the biographical information summarized above, Mr. Onopchenko has extensive and diverse experience in the medical device industry, including 30 years serving in executive leadership roles, formerly as our Chief Operating Officer and now as our Chief Executive Officer, which qualifies him to serve on our board of directors.

Class III Directors
(Directors Continuing in Office with a Term Expiring at the 2022 Annual Meeting)
Gregory D. Waller, 70, has served on our board of directors since November 2003. Mr. Waller also serves on the boards of CHF Solutions & Arcadia Bioscience Corporation, both publicly traded companies, as Audit Committee Chairman. Mr. Waller is also member of the Corporate Governance Committee for CHF Solutions and a member of the Compensation Committee for Arcadia Bioscience Corporation. From October 2011 to April 2015, Mr. Waller was Chief Financial Officer of Ulthera Corp., a manufacturer of ultrasound equipment used to tighten and tone skin. From March 2006 until April 2011, Mr. Waller was Chief Financial Officer of Universal Building Products, a manufacturer of concrete construction accessories. Previous to that, Mr. Waller has been in retirement except for board directorships. Mr. Waller served as Vice President-Finance, Chief Financial Officer and Treasurer of Sybron Dental Specialties, Inc., a manufacturer and marketer of consumable dental products, from August 1993 until his retirement in May 2005, and was formerly the Vice President and Treasurer of Kerr, Ormco Corporation, and Metrex. Mr. Waller joined Ormco Corporation in December 1980 as Vice President and Controller and served as Vice President of Kerr European

Operations from July 1989 to August 1993. Mr. Waller also served on the board of directors and Audit Committee of Cardiogenesis Corporation, a publicly-traded company, until its acquisition by Cryolife in 2011. Mr. Waller also served on the boards of directors of Alsius Corporation, a publicly-traded company, from June 2007 to September 2009 until its acquisition by Zoll; Biolase Technology, Inc., a publicly-traded company, from October 2009 to August 2010; Clarient, Inc., a publicly-traded company which was acquired by General Electric Company in December 2010; and SenoRx, Inc., a publicly-traded company which was acquired by C.R. Bard, Inc. in July 2010. Mr. Waller has an M.B.A. with a concentration in Accounting from California State University, Fullerton.
As reflected in the biographical information summarized above, Mr. Waller has extensive senior management experience in the medical device industry, and has also served on numerous boards of directors of publicly reporting companies, including as chairman of the Audit Committees, which qualifies him to serve on our board of directors.

Thomas F. Zenty, III, 64, has served on our board of directors since May 2013. Mr. Zenty currently serves as the President and Chief Executive Officer of University Hospitals Health System, Inc., Cleveland, Ohio. Mr. Zenty held various executive positions with Cedars-Sinai Health System, St. Joseph's Medical Center, a division of Dignity Health, Franciscan Health System of New Jersey and St. Mary Hospital, Connecticut from 1980 to 2003. Mr. Zenty is Chairman of the Board of Western Reserve Assurance Company, Ltd. SPC, a privately-held insurance company. Mr. Zenty previously served on the boards of directors of the American Hospital Association and Nationwide Financial Services, Inc., both privately-held companies. Mr. Zenty has held several academic positions with prestigious universities, including his current position as Adjunct Professor, Banking & Finance at Case Western Reserve University, and chaired The Coalition to Protect America's Health Care. Mr. Zenty holds an M.P.A. in Public Administration from New York University, an M.H.S.A. in Hospital Administration from Xavier University, and a B.A. in Health Planning from Pennsylvania State University.
As reflected in the biographical information summarized above, Mr. Zenty has extensive business, managerial, executive and leadership experience in the health care industry, having served in numerous senior management positions, including as chief executive officer and executive vice president at a leading hospital and health care system, which qualifies him to serve on our board of directors.

Board Leadership Structure
In February 2017, our board of directors, upon the recommendation of our Governance Committee, separated the offices of Chairman of the Board and Chief Executive Officer and appointed Daniel Lemaitre as Chairman of the Board. Our board of directors believes that this separation is appropriate for us at this time because it allows for a division of responsibilities that permits our Chief Executive Officer to focus on our day-to-day business, while allowing our Chairman of the Board to focus on leading our board of directors. It also allows for the sharing of ideas between individuals having different perspectives as a result of their different roles and responsibilities. Our Chief Executive Officer is primarily responsible for our operations and strategic direction. Our Chairman of the Board has the responsibility to ensure effective and independent oversight of management and board decision-making. The Chairman of the Board coordinates the activities of the other non-employee directors, assists in facilitating communication between our board of directors and management, and performs other duties and functions as directed by our board of directors from time to time.
From March 2014 to February 2017, Mr. Lemaitre served as our Lead Independent Director pursuant to a lead independent director policy which was adopted by our board of directors in March 2014. Following the separation of the offices of Chairman of the Board and Chief Executive Officer, it is expected that the Lead Independent Director position will remain vacant until such time as the Chairman of the Board is not an independent director.
Our board of directors retains the authority to change the current board leadership structure, including by combining the Chief Executive Officer and Chairman of the Board positions, or by appointing a separate Lead Independent Director, if it deems such changes to be appropriate in the future.
Board of Directors Involvement in Risk Oversight
Our board of directors oversees our risk management practices and strategies, taking an enterprise-wide approach to risk management that seeks to complement our organizational and strategic objectives, long-term performance and the overall enhancement of stockholder value. The approach of our board of directors to risk management includes developing a detailed understanding of the risks we face, analyzing them with the latest information available, and determining the steps that should be taken to manage those risks, with a view toward the appropriate level of risk for a company of our size, stage of growth and financial condition.
While our board of directors has the ultimate responsibility for the risk management process, senior management and various committees of our board of directors also have responsibilities for certain areas of risk management. Our senior management team is responsible for day-to-day risk management and regularly reports on risks to our full board of directors or a relevant committee. Our legal, finance and regulatory areas serve as the primary monitoring and evaluation functions for company-wide policies and procedures, and manage the day-to-day oversight of the risk management strategy for our business. This oversight includes identifying, evaluating, and addressing potential risks that may exist within different areas of our business enterprise, including compliance, regulatory, finance, operations, cybersecurity, data privacy, and reporting.
Our Audit Committee focuses on financial compliance risk by working closely with management and our independent registered public accounting firm. Our Compensation Committee, assesses risks related to our compensation programs. In setting performance targets for incentive compensation, our Compensation Committee seeks to balance the need to motivate performance that is designed to drive our future growth and success, with the need to limit compensation-related risks. Our Governance Committee monitors our compliance with legal and regulatory requirements that affect our business and works closely with our internal compliance officers and outside legal counsel to identify and assess key operational risks. Currently, we are analyzing and responding to the substantial operational and commercial risks relating to the COVID-19 pandemic.
Director Independence
Our common stock is listed on The NASDAQ Global Select Market and we are subject to the NASDAQ Listing Rules. Our board of directors has affirmatively determined that all of the current members of our board of directors, other than Mr. Onopchenko, are "independent" as defined in the NASDAQ Listing Rules. None of our independent directors have any transactions, relationships or arrangements with us that are required to be disclosed pursuant to the applicable SEC rules and regulations that have not been disclosed.
Meetings of our Board of Directors
Our board of directors met nine times during the year ended December 31, 2019. During the year, each director attended at least 75% of the aggregate of the total number of meetings of our board of directors, and the total number of meetings held by all committees of our board of directors on which he or she served.
Committees of our Board of Directors
Our board of directors has an Audit Committee, a Compensation Committee and a Nominating, Governance and Compliance Committee. Our board of directors has affirmatively determined that each member of each of these committees meets the independence standards set forth in the applicable SEC rules and NASDAQ Listing Rules.
Each committee operates under a written charter adopted by our board of directors. Copies of the charters of all standing committees are available on the “Committee Charters and Governance Documents” page under the "Investors" page on our website located at www.endologix.com.
Audit Committee
Our Audit Committee currently consists of Messrs. Waller (Chair) and Wilder and Ms. Kiernan. Our board of directors has determined that each member of the Audit Committee qualifies as an "audit committee financial expert" as that term is defined in the applicable SEC rules, and satisfies the "financial sophistication" standard as that term is defined in the NASDAQ Listing Rules.
Our Audit Committee has the sole authority to appoint and, when deemed appropriate, replace our independent registered public accounting firm, and has established a policy of pre-approving all audit and permissible non-audit services provided by our independent registered public accounting firm. Our Audit Committee has, among other things, the responsibility to:

•
review and discuss with management and our independent registered public accounting firm the content of our financial statements prior to filing our quarterly reports on Form 10-Q, and the annual audited financial statements, including disclosures made in management's discussion and analysis of financial condition and results of operations, and recommend to our board of directors whether the audited financial statements should be included in our annual report on Form 10-K;

•
discuss with management any major issues as to the adequacy of our disclosure controls and procedures, and discuss with our independent registered public accounting firm and management our internal control over financial reporting that have come to our auditor's attention during the conduct of the audit, and any special steps adopted in light of material control deficiencies;

•
establish procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls, auditing or compliance matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, auditing or compliance matters; and

•	assist our board of directors in its oversight of our compliance with legal and regulatory requirements.
Our Audit Committee held four meetings during the year ended December 31, 2019. Our Audit Committee also meets separately with our independent registered public accounting firm and members of management.
Compensation Committee
Our Compensation Committee currently consists of Messrs. Zenty (Chair), Lemaitre, Wilder, and Waller. Our Compensation Committee is primarily responsible for discharging our board of director's responsibilities relating to compensation of our directors and executive officers. Our Compensation Committee may form and delegate its authority to subcommittees when appropriate. Additional information regarding our Compensation Committee's evaluation and approval of executive officer and director compensation is included under the heading "Role of Compensation Committee" below.
Our Compensation Committee held five meetings during the year ended December 31, 2019.
Nominating, Governance and Compliance Committee
Our Governance Committee currently consists of Mses. Norwalk (Chair) and Kiernan and Messrs. Lemaitre and Waller. Our Governance Committee has, among other things, the responsibility to:

•
assist our board of directors in identifying individuals qualified to become members of our board of directors, recommend director nominees for the next annual meeting of stockholders, and fill vacancies that may be created by the expansion of the number of directors of our board of directors and by resignation, retirement or other termination of incumbent members of our board of directors;

•	develop and recommend to our board of directors corporate governance guidelines and changes thereto;

•	lead our board of directors in its annual performance reviews;

•	recommend to our board of directors nominees for each committee of our board of directors; and

•
oversee our compliance efforts with respect to applicable legal and regulatory requirements and relevant internal policies and procedures (other than with respect to matters that relate to our financial statements, financial reporting processes and accounting functions, which are within the purview of our Audit Committee).

Our Governance Committee held four meetings during the year ended December 31, 2019. Ms. Norwalk is not standing for re-election at the annual meeting and will no longer serve on our Governance Committee.
Stock Ownership Policies
Our board of directors, upon the recommendation of our Compensation Committee, adopted a stock ownership policy for members of our board of directors in May 2013. Under the policy, our non-employee directors are required to hold a number of shares of our common stock equal to three times (3x) their base annual cash retainers, not including amounts received for service on committees. Incumbent non-employee directors serving at the time the policy was adopted had five years from the adoption of the policy, and new non-employee directors have five years from the date of their appointment to our board of directors, to reach the required ownership level.
To further align the interests of our management with those of our stockholders, our board of directors, upon the recommendation of our Compensation Committee, also adopted a stock ownership policy for our executive officers in April 2014. Under the policy, our Chief Executive Officer is required to hold a number of shares of our common stock equal to three times (3x) his or her annual base salary and our other executive officers are required to hold a number of shares of our common stock equal to their annual base salaries. Our executive officers at the time the policy was adopted had five years from the adoption of the policy, and new executive officers have five years from the date of their appointment as executive officers, to reach the required ownership levels.
For purposes of these stock ownership policies, "ownership" of our common stock includes: (i) shares acquired pursuant to open-market purchases, (ii) shares acquired upon the exercise of stock options, (iii) shares acquired pursuant to our Amended and Restated 2006 Employee Stock Purchase Plan, or our ESPP, (iv) shares obtained upon the settlement of restricted stock units, or RSUs, and (v) "in-the-money" vested stock options.

Evaluation of Director Nominees
In the case of an incumbent director whose term of office is set to expire, in evaluating the director nominee, our Governance Committee reviews the nominee's overall services to us during his or her term, including the level of participation, the quality of his or her performance, and the continued need for the director's qualifications and professional experiences as part of the overall composition of our board of directors.
In the case of new director nominees, our Governance Committee typically screens potential candidates, performs reference checks, prepares a biography for each candidate and conducts interviews. The members of our Governance Committee and our Chief Executive Officer interview candidates that meet the criteria described below, and our Governance Committee recommends nominees to our board of directors that it believes are best suited to serve the needs of our board of directors and our stockholders.
Our Governance Committee does not evaluate nominees for director any differently to the extent that a nominee is recommended by a stockholder. We typically do not pay fees to any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees. However, the Governance Committee may elect to do so in the future.
Our Governance Committee believes that all nominees for director must meet certain minimum qualifications, including having:

•	the highest character and integrity;

•	business or other experience that is of particular relevance to the medical device industry;

•	sufficient time available to devote to our Company; and

•	no conflicts of interest which would violate any applicable law or regulations or interfere with the proper performance of the responsibilities of a director.
We do not have a written policy with respect to diversity of the members of our board of directors. However, in considering nominees for service on our board of directors, our Governance Committee takes into consideration, in addition to the criteria summarized above,  diversity with respect to personal characteristics (including race and gender), as well as diversity of professional experience, viewpoints and skills of the members of our board of directors. Examples of this may include specific experience in the areas of management, finance, strategy, healthcare, regulatory or compliance. Our Governance Committee and our board of directors believe that a diverse board leads to improved performance by encouraging new ideas, expanding the knowledge base available to management and other directors, and fostering a culture that promotes innovation and vigorous deliberation.
Stockholder Nominations of Directors
Our Governance Committee will consider stockholder recommendations for directors sent to our Nominating, Governance and Compliance Committee, c/o Corporate Secretary, Endologix, Inc., 2 Musick, Irvine, California 92618. Stockholder recommendations for directors must include: (i) the name and address of the stockholder recommending the person to be nominated and the name and address of the person or persons to be nominated, (ii) a representation that the stockholder is a holder of record of our common stock, (iii) a description of all arrangements or understandings between the stockholder and the recommended nominee, if any, (iv) such other information regarding the recommended nominee as would be required to be included in a proxy statement filed pursuant to Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act, had the nominee been nominated, or intended to be nominated, by our board of directors, and (v) the consent of the recommended nominee to serve as a director if so elected. The stockholder must also state if the stockholder intends to appear in person or by proxy at the annual meeting to nominate the person specified in the notice.
In accordance with our amended and restated bylaws, the notice containing the stockholder nomination must be received by us not less than 90 days prior to the annual or special meeting of stockholders at which the nominee will be considered for election or, in the event less than 100 days' notice or prior public disclosure of the date of the annual or special meeting has been given, no later than ten days after such notice has been given.
Stockholder Engagement
We have consistently demonstrated our commitment to open and interactive dialogue with our stockholders. Our relationship with our stockholders, as the owners of our Company, is an important part of our success, and we seek to engage meaningfully with our stockholders to ensure their views are shared with our board of directors, and actively considered in discussions of our strategy, operational performance, financial results, corporate governance, executive compensation programs, and related matters.

While our board of directors has a fiduciary duty to our stockholders and represents their interests, our management team is primarily responsible for investor relations. Our management team believes that active stockholder engagement drives increased corporate accountability, improves decision making, and ultimately creates long-term value.
Communications with our Board of Directors
Stockholders can communicate with our board of directors, or with an individual director, by sending a written communication to: Endologix, Inc., 2 Musick, Irvine, California 92618, Attention: Corporate Secretary. All communications sent to this address will be delivered to the specific director(s) identified in the communication, or if no directors are identified the communication will be delivered to our Chairman of the Board, unless we determine that the communication is unduly hostile, threatening, illegal or otherwise unsuitable for receipt by such directors or our Chairman of the Board.
Director Attendance at Annual Meetings
We do not have a policy with respect to director attendance at annual meetings of our stockholders although all of our directors are encouraged to attend. In 2019, five of our directors attended the annual meeting of stockholders.
Code of Conduct and Ethics
We have adopted a Code of Conduct and Ethics for our principal executive officer, principal financial officer and other senior financial officers. A copy of the Code of Conduct and Ethics is available on the "Committee Charters and Governance Documents" page under the "Investors" tab of our website located at www.endologix.com, and a copy may also be obtained by any person, without charge, upon written request delivered to: Endologix, Inc., 2 Musick, Irvine, California 92618, Attention: Corporate Secretary. We will disclose any amendment to, or waiver from, a provision of the Code of Conduct and Ethics by posting such information on our website.
Arrangements with Directors and Executive Officers
Except as otherwise disclosed in this proxy statement, no arrangement or understanding exists between any of our directors, director nominees or executive officers and any other person, pursuant to which any of them was selected as our director, director nominees or executive officer.
Family Relationships
There are no family relationships among any of our directors, director nominees or executive officers.
No Legal Proceedings
There are no legal proceedings related to any of our directors, director nominees or executive officers which are required to be disclosed pursuant to the applicable SEC rules and regulations.
Related Party Transactions
Our Audit Committee is responsible for identifying, reviewing and approving any proposed transaction with any related person. Currently, this review and approval requirement applies to any transaction to which we will be a party, in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at the end of the last two completed fiscal years, and in which any of the following persons will have a direct or indirect material interest: (i) any of our directors or executive officers, (ii) any director nominee, (iii) any security holder who is known to us to own five percent or more of our common stock, or (iv) any member of the immediate family of any of such persons.
Our Audit Committee meets on a quarterly basis to review related party transactions and more often as necessary. At each such meeting, our Audit Committee members and our independent public accounting firm have the opportunity to ask questions before our Audit Committee approves any related party transaction. Though this policy is not in writing, these procedures and deliberations are evidenced through the minutes of our Audit Committee.
We have not entered into any transactions with related persons which are required to be disclosed pursuant to the applicable SEC rules and regulations, and no such transactions are currently contemplated.

EXECUTIVE OFFICERS
Each of our executive officers serves at the discretion of our board of directors. Important summary information about our current executive offices as of April 20, 2020 is set forth in the table below, followed by certain biographical information about each officer.

Name	Age	Position(s)
John Onopchenko	62	Chief Executive Officer and Director
Vaseem Mahboob	51	Chief Financial Officer
Matthew Thompson, M.D.	58	Chief Medical Officer
Jeff Fecho	59	Chief Quality Officer

See the section above entitled "Information with Respect to Director Nominees and Directors" for biographical information regarding Mr. Onopchenko.

Vaseem Mahboob joined us in October 2015 and serves as our Chief Financial Officer and Corporate Secretary. Prior to joining us, Mr. Mahboob served as a senior executive officer of several business segments within the General Electric Company, a publicly-traded infrastructure and financial services company, for 17 years, with expertise across all areas of finance and accounting. Mr. Mahboob served with General Electric Company's Healthcare division as Chief Financial Officer, Eastern and African Growth Markets, from January 2013 to September 2015, as Chief Financial Officer, Global Ultrasound Business, from November 2010 to December 2012, as Chief Financial Officer, Global Magnetic Resonance Business, from September 2006 to October 2010, and as Global Manufacturing Finance Manager of GE Advanced Materials from October 2004 to August 2006. Prior to that, Mr. Mahboob held several leadership positions within GE's corporate audit staff. Mr. Mahboob currently sits on the board and is a member of the Audit Committee at INSYS Therapeutics (NASDAQ: INSY). Mr. Mahboob holds an M.B.A. in Financial Markets and Institutions & Information Systems from the State University of New York, Buffalo, New York and a B.Eng. in Computer Science from Bangalore University.

Matthew Thompson, M.D. joined us in December 2016 and serves as our as Chief Medical Officer. Prior to joining us, Dr. Thompson served as Professor of Vascular Surgery at St. George's University of London and St George's Vascular Institute. Dr. Thompson's awards include a Hunterian Professorship, the Moynihan traveling fellowship and the gold medal for the intercollegiate examination. Dr. Thompson is also the editor of the Oxford Textbook of Vascular Surgery and the Oxford Handbook of Vascular Surgery. Dr. Thompson was Chair of the National Specialized Commissioning Clinical Reference Group for Vascular Services and is a founder of the British Society for Endovascular Therapy. Dr. Thompson is also a Council Member of the Vascular Society, Chairman of the Vascular Society Annual Scientific Meeting and elected President of the Vascular Society for 2018. Dr. Thompson trained at Cambridge University, St. Bartholomew's Hospital, the University of Leicester and Adelaide.

Jeff Fecho joined us in June 2018. Most recently, he was the Division Vice President for Operations and New Product Quality at Abbott, where he led the global Quality organization for 20 sites and the New Product Development function. Previously, Jeff was the top Quality Officer for St. Jude Medical, where he worked for more than eleven years. At St. Jude, as Vice President, Global Quality, Jeff was responsible for the oversight, remediation, best practice propagation and the education and evangelism of quality. Jeff’s prior experience with cardiovascular products was with Boston Scientific Corporation, where he had Quality Operations and R&D positions. Jeff was an ASQ Certified Six Sigma Black Belt and received his B.S. degree in Industrial Technology from East Carolina University and his M.B.A. from Elon College in North Carolina.

EXECUTIVE COMPENSATION

This Executive Compensation section explains the compensation arrangements for our named executive officers, which we refer to as NEOs for purposes of this section, and is intended to provide information regarding our compensation philosophy and objectives, as well as context for the decisions underlying the compensation paid to our NEOs in 2019. This Executive Compensation should be read together with the compensation tables and related disclosures set forth below. This discussion is divided into the following parts:

•	Executive Summary

•	Compensation Philosophy

•	Governance Practices that Strengthen our Compensation Philosophy

•	Role of Compensation Committee

•	Compensation Consultant and Peer Group

•	Role of CEO in Compensation Decisions

•	Elements of 2019 Executive Compensation Program

•	Other Compensation-Related Topics

We qualify as a “smaller reporting company” under the applicable rules and regulations of the SEC and are therefore not required to provide all of the compensation-related information required of other reporting companies. Accordingly, the information included in this Executive Compensation section may be different from, and in some cases less comprehensive than, executive compensation information provided by other companies.
Executive Summary

Named Executive Officers

The following table sets forth our NEOs and the positions that they held in 2019:

NAME	POSITION
John Onopchenko	Chief Executive Officer
Vaseem Mahboob	Chief Financial Officer
Matthew Thompson M.D.	Chief Medical Officer

Overview of 2019 Executive Compensation
The following table provides summary information regarding the key elements of our 2019 executive compensation program, including the compensation philosophy addressed by each element, factors considered in structuring each element, and the applicable performance criteria and vesting provisions:

Base Salary Guaranteed • Cash
Philosophy	Considerations	Performance Criteria
Attract and Retain Executives	• Balance the levels of guaranteed pay with at-risk pay to properly manage our compensation-related risk.	• No specific vesting conditions associated with payment.
2019 Short Term Incentive Plan Awards At-Risk • Performance-Based • Cash
Philosophy	Considerations	Performance Criteria	2019 Pay for Performance
Pay for Performance Reward Achievement Align Interests with Stockholders Attract and Retain Executives
•  Generally use threshold, target and maximum bonus payout levels to strike appropriate balance between compensation incentives and risks.

•
Rely on a combination of financial and non-financial performance milestones to motivate achievement across the organization.

•
Eligible employees include all senior management personnel (other than our CEO who received separate retention awards).

• Target bonus is set as a percentage of base salary for each NEO. • Actual bonus payout is based on achievement of corporate performance objectives and pre-determined management by objectives, or MBOs
•  70.4% of the corporate performance objective portion of the bonus opportunity was earned. In addition, in determining the level of achievement with respect to the MBOs, the Committee elected to increase the bonus payments to further encourage retention.

2019 Annual Equity Awards At-Risk • Mix of Time-Based and Performance-Based
Philosophy	Considerations	Vesting Provisions
Attract and Retain Executives Align Interests with Stockholders Pay for Performance Reward Achievement
•  Awards consist of 2/3 stock options and 1/3 RSUs. These awards were issued to each of our NEOs (except our CEO who received separate retention awards).

•  Time-based vesting promotes retention at a time when there is significant uncertainty in our business.

•  Performance-based vesting correlates with the achievement of specific Company performance objectives designed to drive future growth and success.

•  The stock option portion of the awards vests monthly over three years, subject to continued employment with us during that time.

•  The RSU portion of the awards vests over three years in equal tranches, provided that they are subject to performance accelerators based on the achievement of financial performance objectives and regulatory milestones.

2019 Retention Awards At-Risk • Mix of Time-Based and Performance-Based • Cash and Equity
Philosophy	2019 Grants	Performance Criteria/ Vesting Provisions
Attract and Retain Executives Align Interests with Stockholders Pay for Performance Reward Achievement
 •  Mr. Onopchenko received a retention award in the form of (i) a cash bonus, (ii) a time-based stock option grant, and (iii) a performance-based RSU grant.

 •  Mr. Onopchenko was not eligible to receive a 2019 Short Term Incentive Plan Award.

 •  Mr. Onopchenko received (i) a cash bonus of $640,000, for retention purposes during a period of significant management transition and critical business plan implementation, (ii) time-based stock options with one third of the options vesting on February 13, 2020, and the remaining options vesting in 24 equal monthly installments thereafter, and (iii) performance-based RSUs, which vest based on the achievement of specific Company performance objectives.
.

Continued Focus on Retention in 2019 While Motivating Company Performance
Overview
Consistent with recent years, our executive compensation program is designed to balance the need to motivate executives to drive Company performance that will build long-term value for stockholders, while at the same time acknowledging it is imperative to retain our executives, particularly at a time when there is significant uncertainty in our business. Throughout 2019, we encountered challenges resulting from the ongoing implementation of our strategic business plan, the transition of key managers, and the difficult regulatory environment. The year was also marked by a significant and sustained decline in the trading price of our common stock. These factors led to a heightened concern regarding our ability to retain and motivate employees, as well as a heightened focus on motivating performance in line with our strategic business plan. As a result, our 2019 executive compensation program continued to focus on our need to motivate and retain our executives and other key employees, while incorporating certain elements designed to drive Company performance in line with our strategic objectives.

Our 2019 Short Term Incentive Plan Rewards Achievement
The 2019 Short Term Incentive Plan was designed to align plan participants with our business goals and strategies and to reward them for their individual contributions to our achievement of those goals and strategies. Adopted in June 2019, this plan was utilized to calculate the cash bonuses payable to our NEOs (other than our CEO who was not eligible to participate in the plan) with respect to the performance period from January 1, 2019 through December 31, 2019. The implementation of this plan demonstrates our strong pay-for-performance alignment because the amount of cash bonus payout actually realized by our participating NEOs is determined based upon achievement relative to Company and individual performance objectives that were designed by our Compensation Committee to encourage Company performance in line with our strategic business plan. The Committee believes choosing the right performance criteria for performance-based awards is critical for properly motivating our executives, aligning their interests with those of our stockholders and advancing our pay-for-performance philosophy.

The 2019 Short Term Incentive Plan consisted of Corporate Performance Objectives, including revenue and cash management, or the Financial Objectives, as well as quality and compliance goals, and clinical milestones and product development objectives, or the Non-Financial Objectives, which together comprised 70% of the target cash bonus opportunity under the plan for our participating NEOs. The remaining 30% of the target cash bonus opportunity was based on the achievement of pre-determined MBOs, which related to functional and cross-functional objectives and were generally designed to support the achievement of the Corporate Performance Objectives. The plan also incorporated adjustment multipliers based on the achievement of pre-determined enterprise risk management and employee retention objectives

The Corporate Performance Objectives and MBOs were designed to further the objectives of our executive compensation program, appropriately align the incentives of our NEOs with our strategic objectives, and encourage the motivation and retention of our NEOs.

After taking into account the achievement of the various Corporate Performance Objectives relative to the target amounts, the Committee determined that 70.4% of the target bonus that is tied to the Corporate Performance Objectives was achieved. In addition, in determining the level of achievement with respect to the MBO portion, the Committee took into account individual contributions to the Company during the performance period and elected to increase the bonus payments to further encourage retention. See the section entitled "2019 Short Term Incentive Plan" for additional information.

Our 2019 Annual Equity Awards Promote Retention and Reward Achievement

In furtherance of our compensation philosophy, we endeavor to make annual grants of equity to our NEOs, subject to the availability of shares under our equity plans. For 2019, we granted the 2019 Annual Equity Awards, 2/3 of which were issued in the form of stock options and 1/3 of which were issued in the form of RSUs.

Issuing a portion of our equity awards in the form of stock options with time-based vesting serves to promote executive retention because the options vest over a service period and are not directly correlated with Company performance milestones, which may not be achieved despite the expenditure of significant effort by the executive. However, options only have value to our executives to the extent our stock price increases following the grant date, which serves to align the interests of our executives with those of our stockholders and provides a performance component for the awards. For 2019, the time-based options granted to our NEOs (other than our CEO) vest monthly over three years, subject to continued employment with us during that time.

Issuing a portion of our equity in the form of RSUs with time-based vesting over a three-year period, but with the potential to accelerate vesting based on the achievement of financial and regulatory milestones, serves to motivate our executives to achieve Company performance milestones, while also preserving the retentive aspects of the awards. RSUs are also an important component of our equity award program since they continue to have some value even where our stock price declines below the price on the grant date.

Continued Focus on Pay for Performance
For 2019, we continued to focus on a strong pay-for-performance alignment by providing a significant portion of the overall compensation opportunity for our NEOs in the form of performance-based compensation, including performance-based cash bonuses which are correlated with the achievement of specific Company and individual performance objectives, as well as equity compensation which aligns the interests of our NEOs with those of our stockholders. This performance-based compensation is designed to encourage the achievement of performance goals that we believe are critical to our long-term growth and success, as well as increases in our stock price that will drive stockholder value. We believe our 2019 compensation program design was successful in striking the appropriate balance between achieving pay-for-performance alignment, and supporting retention at a time when there is significant uncertainty in our business.

Compensation Philosophy

We strive to establish compensation policies and programs that will effectively align our compensation program design to our evolving strategic business plan, while attracting and retaining executives with the talent necessary to lead our organization. We also seek to align the interests of our executives with our stockholders in order to motivate our executives to increase long-term stockholder value. Finally, we emphasize a strong pay-for-performance alignment by providing a significant portion of the overall compensation opportunity in the form of performance-based compensation that is at-risk. Our Compensation Committee regularly reviews our compensation philosophy and to evolve our compensation policies to meet our objectives.

Primary Goals of our Compensation Program
The primary goals of our executive compensation policies and programs are as follows:

GOAL	HOW OUR PROGRAM ACHIEVES THAT GOAL
Attract and Retain Executives
•  Attract executives who have the background and experience required to lead our organization forward and provide the best opportunity to achieve sustained growth and success.

•  Retain our knowledgeable and talented executives by offering compensation that is competitive among our peer group companies and our industry generally, while taking into account our unique risk-profile, market position, financial performance and business strategies.

Pay-for-Performance
•  Offer a significant portion of the total compensation opportunity in the form of performance-based compensation that is at-risk instead of guaranteed, while balancing this objective with the need to retain our executives.

•  Ensure performance-based compensation is directly correlated with the achievement of pre-established Company financial and non-financial objectives that the Committee believes are important to our long-term growth and success.

Reward Achievement
•  Provide meaningful incentives for achieving Company financial and non-financial objectives that the Committee believes are important for achieving our strategic objectives.

•  Effectively align our compensation program design to our business risks and strategies.

Align Interests with Stockholders
•  Align the interests of our executives with those of our stockholders by tying a significant portion of compensation to performance objectives which the Committee believes are likely to result in the creation of long-term stockholder value.

•  Ensure that a portion of the total compensation opportunity is directly correlated to total stockholder return by issuing awards that increase in value as our stock price increases.

Governance Practices that Strengthen our Compensation Philosophy

Our executive compensation program has significant governance components that we believe further strengthen our compensation philosophy and reduce compensation-related risk, including as follows:

COMPENSATION PRACTICE	WHAT WE DO
Independent Directors	• All of the members of our board of directors, other than our CEO, are independent directors under the applicable NASDAQ Listing Rules and applicable SEC rules.
Independent Compensation Committee	• The Committee consists entirely of independent directors.
Independent Compensation Consultant
•  The Committee has retained an independent compensation consultant that assists the Committee in gathering competitive pay data, selecting our peer group, and structuring our executive compensation program.

Compensation Risk Assessment	• The Committee performs an annual review of its charter and routinely reviews the risks related to our compensation practices.
Frequency of "Say on Pay" Vote	• We ask stockholders to provide an advisory vote on our pay practices on an annual basis, and the Committee considers the outcome of the vote when establishing our executive compensation program.
Stock Ownership Policies	• We have adopted stock ownership policies for our executive officers and non-employee directors.
Clawback Policy	• We adopted a Clawback Policy related to our cash and equity incentive awards granted to executive officers after the policy was adopted.
No Dividends on Unvested Equity Awards	• Our 2015 Plan eliminates our ability to provide for the payment of dividends on unvested equity awards.
Minimum Vesting Requirements	• Our 2015 Plan imposes minimum vesting requirements on the awards we issue under the plan, subject to certain limitations.
No Repricing of Awards	• Our 2015 Plan prohibits repricing outstanding options without majority stockholder consent.
No Hedging	• Our Insider Trading Policy prohibits transactions that create a hedge against fluctuations in the market price of our common stock.
No Pledging	• Our Insider Trading Policy prohibits pledging our shares as collateral and other similar practices, such as purchasing our shares on margin and holding our shares in a margin account.
No Severance Tax Gross-Ups	• Our change in control and severance arrangements do not provide for excise tax gross-up payments.

Role of Compensation Committee

The Committee has the overall responsibility for reviewing, approving and evaluating our executive compensation policies and programs. In particular, the Committee is responsible for approving the compensation and benefits paid to our directors and executive officers, and for administering our equity compensation plans and the awards granted under our plans. The Committee reviews and approves all elements of compensation for our NEOs and other executive officers.

Compensation Consultant and Peer Group

Compensation Consultant

The Committee receives assessments and advice regarding our compensation policies and programs from Radford, a third-party compensation consultant, which is a subsidiary of Aon, plc. Radford provides information on competitive pay practices and trends in our industry, and makes recommendations regarding the formulation of our peer group, as well as the design and structure of our compensation program. While we are not obligated to retain an independent compensation consultant, the Committee believes that the use of an independent compensation consultant provides additional assurance that our executive compensation program is competitive, consistent with pay practices in our industry, and designed to achieve our compensation objectives.

In accordance with the applicable SEC rules and regulations, when selecting Radford, the Committee assessed Radford's independence, taking into consideration the following factors: (i) the provision of other services to us by Radford, (ii) the amount of fees received from us by Radford, as a percentage of Radford's total revenue, (iii) Radford's policies and procedures that are designed to prevent conflicts of interest, (iv) any business or personal relationship of the individual compensation consultants or Radford with any member of the Committee or any of our executive officers and (v) any ownership of our common stock by the individual compensation consultants. Furthermore, Radford does not provide any additional services to us or our management, other than the services that are provided to the Committee in Radford's capacity as our compensation consultant. Following the consideration of these factors, the Committee made an affirmative determination that Radford's services did not create any conflict of interest and that Radford is independent and unanimously approved the engagement of Radford.

The decision to engage Radford was made by the Committee, and Radford reports directly to the Committee. While members of our management regularly communicate with representatives of Radford, our management did not recommend the engagement of Radford and does not direct or oversee the retention or activities of Radford with respect to our executive compensation program.

The Committee principally engages Radford for the purpose of recommending and evaluating a set of peer group companies, compiling competitive market data from our peer group and our industry generally, assessing the compensation program for our executives as compared to those of our peer group, and making recommendations regarding the design and structure of our compensation programs. The Committee meets regularly with Radford throughout the year, carefully reviews and assesses the materials provided by Radford, and engages in thorough deliberations with Radford and management regarding our compensation program.

Peer Group

Each year, Radford compiles a list of medical device companies that are generally similar to our Company based upon a number of metrics, including revenue, market capitalization, number of employees, industry focus and competition for executive talent. The Committee reviews the proposed list of peer group companies and, following discussion with Radford and management, approves a set of peer group companies for the year.

Our peer group for 2019 consisted of the following 18 companies:

PEER GROUP FOR 2019
• Accuray	• Intersect ENT
• Alphatec	• IntriCon
• AngioDynamics	• LeMaitre Vascular
• AtriCure	• RTI Surgical
• Atrion	• SeaSpine
• AxoGen	• SI-BONE
• Cardiovascular Systems	• Sientra
• Cutera	• Sumodics
• Inspire Medical Systems	• ViewRay

Use of Peer Group in Setting Executive Compensation

In 2019, the Committee engaged Radford to gather and analyze compensation information from our peer group and other competitive market data to assist it in assessing our executive compensation program.  In making compensation decisions, the Committee typically compares total compensation, as well as each element of compensation, paid to our executives against the compensation paid to executives within our peer group. In addition, in order to gain a broader perspective on overall market trends and practices, the Committee regularly reviews data from broader-based compensation surveys.

The peer group compensation data and compensation surveys are used as an initial guideline in making compensation decisions for our executives, including with respect to both the target level of total compensation and the overall structure of our executive compensation program. However, while the peer group compensation data is a significant factor in the Committee's evaluation, it also considers a variety of additional factors when making executive compensation decisions, including retention concerns, tenure and experience, level of responsibility, our recent and projected financial performance, individual achievement, industry practices and general economic conditions.

Role of CEO in Compensation Decisions

The Committee solicits the input of our CEO in determining compensation for our NEOs other than himself, particularly with respect to salary, cash bonus opportunity and equity awards. While our CEO participates in the deliberations regarding compensation for our other NEOs, he does not participate in, and is not present at, any deliberations regarding his own compensation. The Committee considers the information provided by our CEO, as well as information provided by Radford and other senior management personnel, in making compensation decisions for our NEOs.
Elements of 2019 Executive Compensation Program

The following table provides summary information regarding the key elements of our 2019 executive compensation program:

COMPENSATION ELEMENT	GUARANTEED / AT-RISK	PERFORMANCE-BASED / TIME-BASED	CASH / EQUITY
Base Salary	Guaranteed	Not applicable	Cash
2019 Short Term Incentive Plan Awards	At-Risk	Performance-Based	Cash
2019 Annual Equity Awards	At-Risk	Mix of Time-Based and Performance-Based	Cash and Equity
2019 Retention Awards	At-Risk	Mix of Time-Based and Performance-Based	Cash and Equity
Employee Benefits	Guaranteed	Not applicable	Other
Severance and Change of Control	At-Risk	Not applicable	Cash and Equity

Base Salary

The following table provides information regarding the base salaries paid to our NEOs during 2019:

Base Salary Guaranteed • Cash
Philosophy	Considerations	Performance Criteria
Attract and Retain Executives
•  Provide our NEOs with a guaranteed base level of income that is competitive within our peer group and is commensurate with their respective titles, skills, levels of responsibility and contributions to our Company.
• Balance the levels of guaranteed pay with at-risk pay to properly manage our compensation-related risk.
•  No specific vesting conditions associated with payment.

•  Changes from year to year are generally based on a review of peer group data, changes in duties and responsibilities, tenure and experience, contributions to the achievement of our strategic objectives and Company performance.

2019 Short Term Incentive Plan Awards

In June 2019, the Committee approved the adoption of a 2019 Short Term Incentive Plan that was initially intended to be utilized to calculate the cash bonuses payable to our NEOs (other than our CEO who was not eligible to participate in the plan) with respect to the performance period from January 1, 2019 through December 31, 2019. The following table provides summary information regarding the incentive plan awards granted to our NEOs during 2019:

2019 Short Term Incentive Plan Awards At-Risk • Performance-Based • Cash
Philosophy	Considerations	Performance Criteria	2019 Pay for Performance
Pay for Performance
•  Establish appropriate performance milestones that the Committee believes will drive our future growth and allow us to meet our strategic objectives.

Reward Achievement
•  Provide meaningful incentives for achieving Company financial and non-financial objectives, as well as individual MBOs, that the Committee believes are important for our long-term growth and success.

Align Interests with Stockholders:
•  Align the interests of executives with those of our stockholders by tying bonus payout to Company performance.

Attract and Retain Executives:
•  A significant cash bonus opportunity is considered a typical component of a competitive executive pay package for executives among our peer group.

•  Review and set Company performance milestones which are based on Committee-approved corporate financial and non-financial objectives, or Corporate Performance Objectives, comprising 70% of the overall bonus opportunity for all participating NEOs.

•  Remaining 30% of the overall bonus opportunity based on achievement of pre-determined MBOs, which are individualized for each participating NEO.

•  Generally use threshold, target and maximum bonus payout levels for individual Corporate Performance Objectives to strike appropriate balance between compensation incentives and risks.

•  The "target" performance objective level is typically in line with the level of Company performance actually projected for each objective, based on our internal forecasts.

•  Incorporated adjustment multipliers based on the achievement of enterprise risk management and employee retention objectives.

•  Target bonus set as percentage of base salary for each participating NEO.

•  70% of the bonus opportunity based on achievement of certain Corporate Performance Objectives.

•  Financial Objectives, which comprise 45% of the total Corporate Performance Objectives, including pre-determined targets relating to (i) revenue and (ii) cash management.

•  Non-Financial Objectives, which comprise the other 55% of the total Corporate Performance Objectives, included pre-determined objectives relating to (i) quality and compliance goals and (ii) clinical and product development goals.

•  The Committee assigned relative weightings to each of the components of the Financial Objectives and Non-Financial Objectives, respectively, which are expressed as a percentage of the target cash incentive amount.

•  30% of the bonus opportunity based on individual achievement of pre-determined MBOs, which relate to functional objectives and are generally designed to support the achievement of the Corporate Performance Objectives.

•  When determining Company achievement relative to the Financial Objectives, the Committee relied upon our 2019 audited financial statements, as adjusted by the Committee for certain non-recurring items.

•  Corporate Performance Objectives: The Committee determined that 70.4% of the Corporate Performance Objective portion of the bonus opportunity was earned.

•  See the section entitled "Calculation of Bonus Payout" below.

Target Cash Bonus Amount

At the beginning of 2019, the Committee established a target bonus amount for each participating NEO, which is expressed as a percentage of base salary. The 2019 base salary, target percentage and resulting target cash bonus amount for each NEO is set forth in the table below:

NAME	BASE SALARY(1)	TARGET BONUS PERCENTAGE	TARGET CASH BONUS
Vaseem Mahboob	$435,000	55%	$239,250
Matthew Thompson M.D.	$435,000	45%	$195,750

(1)	Amounts reflect base salaries set in June 2019. See the "Salary" column of the Summary Compensation Table below for actual base salaries paid to each NEO in 2019.

Performance Objectives

Cash bonuses could be earned under the 2019 Short Term Incentive Plan based on our achievement of pre-established Corporate Performance Objectives, and by plan participants based on their individual achievement of pre-determined MBOs. The percentage of the target cash bonus for each NEO that was subject to the Corporate Performance Objectives and the MBOs is set forth in the table below:

NAME	CORPORATE PERFORMANCE OBJECTIVES (% OF BONUS OPPORTUNITY)	MBOS (% OF BONUS OPPORTUNITY)
Vaseem Mahboob	70%	30%
Matthew Thompson M.D.	70%	30%

Corporate Performance Objectives

The Corporate Performance Objectives comprised 70% of the total bonus opportunity for each of our participating NEOs. The following table summarizes the individual components of the Corporate Performance Objectives, including the relative weighting of each component; the specific performance levels required to achieve the threshold, target and maximum payouts amounts; and the payout percentages that result from performance at the threshold, target and maximum performance levels.

OBJECTIVE	RELATIVE WEIGHTING OF COMPONENT	THRESHOLD PERFORMANCE LEVELS	PAYOUT PERCENTAGE FOR THRESHOLD PERFORMANCE	TARGET PERFORMANCE LEVELS	PAYOUT PERCENTAGE FOR TARGET PERFORMANCE	MAXIMUM PERFORMANCE LEVELS	PAYOUT PERCENTAGE FOR MAXIMUM PERFORMANCE
Financial Objectives
Revenue	25%	$140M	70%	$150M	100%	$160M	125%
Cash Management	20%	$25M	70%	$20M	100%	$15M	125%
Non-Financial Objectives
Clinical Development	20%	(1)	70%	(1)	100%	(1)	125%
Quality and Compliance	25%	(2)	70%	(2)	100%	(2)	125%
Product Development	10%	N/A	N/A	(3)	100%	(3)	125%

(1)	Achievement with respect to the Clinical Development milestones was generally based on the actual completion date relative to the targeted completion dates.

(2)
Achievement with respect to the Quality and Compliance milestones was generally based on the actual completion date for certain training and system integration projects relative to the targeted completion dates, as well as the results of compliance initiatives relative to target outcomes.

(3)	Achievement with respect to the Product Development milestone was based on the actual completion date relative to the targeted completion date.

Management by Objectives (MBOs)

The MBOs comprise 30% of the total bonus opportunity for each of our participating NEOs. These objectives were established by the Committee and individualized to each NEO. In particular, for 2019 the MBOs related to functional and cross-functional objectives designed to promote achievement of the Corporate Performance Objectives, including financial management goals, enterprise risk management objectives, product development milestones and leadership initiatives. In determining the level of achievement with respect to the MBOs, the Committee took into account individual contributions to the completion of these initiatives. In addition, in furtherance of the Committee’s executive compensation objectives, the Committee elected to increase the bonus payments based upon achievement of the MBOs to further encourage retention of our executives and other key management personnel. Mr. Onopchenko was not eligible for this increase since he was not eligible to participate in the plan.

Calculation of Bonus Payout

Consistent with the application of the bonus terms described above, the Committee determined that our participating NEOs earned the cash bonuses set forth in the table below:

NAME	BONUS PAYOUT UNDER 2019 SHORT TERM INCENTIVE PLAN
Vaseem Mahboob	$260,783
Matthew Thompson M.D.	$210,977

2019 Annual Equity Awards

In 2019, we made annual grants of equity to our NEOs consistent with our compensation philosophy and our historical practices. The following table provides summary information regarding the 2019 Annual Equity Awards granted to our NEOs:

2019 Annual Equity Awards At-Risk • Mix of Time-Based and Performance-Based
Philosophy	Considerations	Vesting Provisions
Attract and Retain Executives:
•  Promote retention of our executives with customary annual incentive awards.

Align Interests with Stockholders:
•  Align the interests of executives with those of our stockholders by issuing options that only have value to our executives to the extent the price of our common stock increases following the grant date and remains elevated as the option vests.

Pay for Performance:
•  Establish appropriate performance milestones that the Committee believes will drive our future growth and allow us to meet our strategic objectives.

Reward Achievement:
•  Provide meaningful incentives for achieving Company financial and regulatory milestones.

•  2/3 of the awards were issued in the form of stock options and 1/3 of the awards were issued in the form of RSUs.

•  Each option allows the recipient to acquire shares of our common stock at a fixed price per share (equal to the closing price of our common stock on the grant date) over a specified period of time.

•  Options only have value to our executives to the extent our stock price increases following the grant date.

•  Time-based vesting of stock options promotes retention of executives at a time when there is significant uncertainty in our business.

•  RSUs continue to have value even where our stock price declines below the price on the grant date.

•  Time-based vesting of RSUs that have the potential to accelerate vesting based on achievement of performance milestones serves to motivate executives while preserving retention aspects of awards.

•  The option portion of the awards vests monthly over three years, subject to continued employment with us during that time.

•  The RSU portion of the awards vests over three years in equal tranches, provided that they are subject to performance accelerators based on the achievement of financial performance objectives and regulatory milestones.

2019 Retention Awards

In connection with our concerted efforts to hire, promote, retain and motivate certain executives and other key employees during 2019, we made certain retentive cash bonus payments and issued certain equity awards. The following table provides information regarding these equity and cash awards:

2019 Retention Awards At-Risk • Mix of Performance-Based and Time-Based • Cash and Equity
Philosophy	2019 Grants	Considerations	Performance Criteria/ Vesting Provisions
Attract and Retain Executives:
•  Retain executives by offering significant additional compensation that is competitive in the marketplace, including time-based equity awards that vest only if the executive remains employed by us.

Align Interests with Stockholders:
•  Provide equity awards that increase in value as the market price of our common stock increases.

Pay for Performance:
•  Provide equity awards that vest based on achievement of specified Company performance criteria.
• Mr. Onopchenko received a retention award in the form of a (i) cash bonus, (ii) time-based stock option grant, and (iii) performance-based RSU grant.
•  One-time retention awards granted during a period of significant uncertainty in our business, including challenges resulting from implementation of our strategic business plan, the transition of key managers, and the difficult regulatory environment.

•  Mr. Onopchenko was not eligible to receive a cash bonus pursuant to the 2019 Short Term Incentive Plan.

•   Mr. Onopchenko received (i) a cash bonus of $640,000, (ii) time-based stock options, with one third of the options vesting on February 13, 2020, and the remaining options vesting in 24 equal monthly installments thereafter, and (iii) performance-based RSUs, which vest based on the achievement of specific Company performance objectives.

Employee Benefits

The following table provides summary information regarding the key employee benefits granted or paid to our NEOs during 2019:

Employee Benefits Guaranteed • Other
Philosophy	Considerations	Benefits
Attract and Retain Executives: • Provide our NEOs with competitive broad-based employee benefits structured to attract and retain key executives.	• Generally reflect benefits provided to all of our U.S.-based full-time employees.
•  401(k) plan for the benefit of all of our eligible employees, including our NEOs. We do not provide for matching contributions under the 401(k) plan.

•  Participation in our ESPP for eligible employees, including our NEOs. The purchase price of the shares is the lower of 85% of the fair market value of our common stock on the purchase date or the beginning of the offering period.

•  Health, dental, vision and life insurance and other customary employee assistance plans for all full-time employees, including our NEOs.

•  Automobile allowances and business travel and airfare accommodations for select executives based on responsibilities and travel requirements.

•  Relocation expenses for new hires where necessary to attract talented executives.

Severance and Change of Control

The following table provides summary information regarding the severance and change of control provisions in our severance agreements and equity award agreements entered into with each of our NEOs:

Severance and Change of Control Provisions At-Risk • Cash and Equity
Philosophy	Considerations	Terms
Attract and Retain Executives:
•  Retain and encourage our NEOs to remain focused on our business and the interests of our stockholders when considering strategic alternatives.

•  Intended to ease an NEOs transition due to an unexpected employment termination.

•  These provisions are considered a typical component of a competitive executive pay package for executives among our peer group.

•  The employment of our NEOs is "at will", meaning we can terminate them at any time and they can terminate their employment with us at any time.

•  Take into account the time it is expected to take a separated executive to find a job with a similar title and level of responsibility.

•  In the event of a termination of employment due to an involuntary termination, prior to a change in control, our NEOs will receive: (i) a cash severance payment in an amount equal to12 months for each of Mr. Mahboob and Dr. Thompson and 24 months for Mr. Onopchenko, (ii) a cash payment equal to 100% of the target cash bonus for which the NEO would be eligible based on the date of termination, and (iii) continued health insurance benefits for six months following termination.

•  In the event of an involuntary termination upon, or within 24 months following, a change in control, our NEOs will receive: (i) a cash severance payment in an amount equal to 18 months of base salary for the year in which the termination occurs (24 months in the case of Mr. Onopchenko), (ii) a cash payment in an amount equal to 100% of the target cash bonus for the year in which the termination occurs (150% in the case of Mr. Onopchenko), and (iii) continued health insurance benefits for 18 months following termination. In addition, all outstanding equity awards will vest without regard to a termination of employment.
• For additional information about the severance and change of control provisions in our employment agreements, see the section entitled "Potential Payments upon Termination or Change in Control".

Other Compensation-Related Topics
Compensation Risk Considerations

In assessing our overall compensation policies and practices, the Committee considers how such policies and practices may encourage risk-taking by employees. In conducting these assessments, the Committee considers a number of factors including the following:

•	Our compensation program consists of both guaranteed pay and at-risk pay.

•	Peer group and industry compensation data is reviewed regularly to ensure alignment with our compensation program and market competitiveness.

•	Our performance-based awards are earned based on the achievement of multiple Company and individual performance objectives.

•	Our performance-based awards are subject to maximum award amounts to limit the potential compensation amount associated with any particular award.

•	Our executive compensation program encourages executive retention through long-term vesting provisions.

•	We have adopted stock ownership policies, which encourage executives to have a significant, long-term equity position in our Company.

•	Our cash and equity incentive awards are subject to our Clawback Policy.

•	Our severance and change in control benefits are designed to attract and retain executives without providing excessive benefits.

In considering these matters, the Committee concluded that it does not believe that our compensation program is reasonably likely to have a material adverse effect on us.

Clawback Policy

Though the SEC has not yet finalized rules implementing the requirement for adoption of a clawback policy as contemplated by the Dodd-Frank Act, we have voluntarily adopted a Clawback Policy which we believe reinforces our pay-for-performance philosophy and contributes to a Company culture that emphasizes integrity and accountability in financial reporting.

Pursuant to our Clawback Policy, in the event we are required to prepare an accounting restatement of our financial statements as a result of our material noncompliance with any financial reporting requirement under the federal securities laws, our board of directors will require reimbursement or forfeiture of any excess performance-based cash or equity incentive compensation received by any of our executive officers during the three completed fiscal years immediately preceding the date on which we are required to prepare the accounting restatement. Our Clawback Policy applies to all incentive compensation granted to covered employees after the date on which the policy was adopted.

Securities Authorized for Issuance under Equity Compensation Plans
The following table set forth certain information regarding outstanding options, rights and shares reserved for future issuance under our existing equity compensation plans as of December 31, 2019:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted average exercise price of outstanding options ($)(1)	Number of securities remaining available for future issuance (#)
Equity compensation plans approved by security holders:
2015 Stock Incentive Plan, as amended(2)	2,808,938	$9.26	1,100,992
2006 Stock Incentive Plan, as amended(3)	40,306	$90.39	—
2006 Amended and Restated Employee Stock Purchase Plan	—	$—	434,542
Equity compensation plans not approved by security holders:
Inducement Grants to New Employees in Connection with TriVascular Merger(4)	28,057	$35.29	—
2017 Inducement Plan(5)	335,207	$6.42	497,059
Total	3,212,508		2,032,593

(1)	Calculation excludes RSUs granted pursuant to the respective plans, which are not granted with an exercise price.

(2)	Includes 728,805 RSUs.

(3)	Includes 15,027 RSUs.

(4)	Includes 6,474 RSUs.

(5)	Includes 120,676 RSUs.

SUMMARY COMPENSATION TABLE
The following table sets forth summary compensation information for the fiscal years ended December 31, 2019 and 2018 for each of our NEOs. This table is intended to be reviewed together with the section entitled "Executive Compensation" above, as well as the additional compensation tables and related footnotes below.

Name and Principal Position	Year	Salary	Bonus		Restricted Stock Units(1)	Stock Options(1)	Non-Equity Incentive Plan Compensation (2)	All Other Compensation	Total
John Onopchenko, Chief Executive Officer	2019	$639,538	$640,000	(3)	$1,207,818	$2,069,459	$—	$—	$4,556,815
	2018	$531,538	$766,667		$450,000	$450,002	$—	$—	$2,198,207
Vaseem Mahboob, Chief Financial Officer	2019	$434,827	$—		$304,233	$267,692	$260,783	$—	$1,267,535
	2018	$387,692	$—		$350,001	$92,887	$669,691	$—	$1,500,271
Matthew Thompson, M.D. Chief Medical Officer	2019	$434,596	$—		$217,488	$243,153	$210,977	$—	$1,106,214
	2018	$414,266	$—		$350,001	$92,886	$641,305	$—	$1,498,458

(1)
Amounts shown in this column do not necessarily reflect the actual value received or to be received by our NEOs or the amount of stock-based compensation expense reported within our consolidated financial statements. Instead, the amounts shown reflect the grant date fair values of equity awards computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions used to determine the grant date fair values of the awards, see Note 4 to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2019. In accordance with the applicable SEC rules and regulations, (i) for those awards that are subject to the satisfaction of performance conditions, the amounts reported reflect the value at the grant date based upon our determination as to the probable outcome of such conditions and (ii) for those awards with service-based vesting conditions, the amounts reported exclude the impact of estimated forfeitures.

(2)
Amounts for 2019 reflect payouts under our 2019 Short Term Incentive Plan based on the achievement of pre-determined Company and individual performance objectives. The amounts also reflect a decision by the Committee to increase the bonus payments based upon achievement of the MBOs to further encourage retention of our NEOs. See the section entitled “2019 Short Term Incentive Plan” for additional information.

(3)
Mr. Onopchenko received a cash bonus of $640,000 in connection with his retention grant. Mr. Onopchenko was not eligible to participate in the 2019 Short Term Incentive Plan. See the section entitled “2019 Retention Awards” for additional information.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table summarizes all outstanding equity awards held by our NEOs as of December 31, 2019. The amounts set forth in the table do not necessarily reflect the actual value to be realized by our NEOs.

	Stock Options					Restricted Stock Units
Name	Number of Shares Underlying Unexercised Options Exercisable (#)	Number of Shares Underlying Unexercised Options Unexercisable (#)(1)		Option Exercise Price ($)(2)	Option Expiration Date(3)	Number of RSUs That Have Not Vested (#)		Market Value of RSUs that Have Not Vested ($)(4)
John Onopchenko	—	39,999	(5)	$5.80	2/13/2029	5,660	(10)	$8,943
	41,420	455,621	(6)	$6.67	8/5/2029	40,295	(11)	$63,666
	—	12,968	(7)	$4.71	9/10/2026	167,870	(10)	$265,235
Vaseem Mahboob	22,561	—	(8)	$7.45	12/30/2028	1,250	(12)	$1,975
	7,200	57,600	(9)	$6.67	8/5/2029	10,073	(13)	$15,915
	—	10,959	(7)	$4.71	9/10/2026	17,998	(14)	$28,437
	—	—		—	—	32,400	(14)	51,192
Matthew Thompson, M.D.	22,561	—	(8)	$7.45	12/30/2028	1,250	(12)	$1.975
	6,763	54,104	(9)	$6.67	8/5/2029	31,340	(11)	$49,517
	—	6,304	(7)	$4.71	9/10/2026	1,914	(15)	$3,024
	—	—		$—	—	30,433	(14)	$48,084

(1)	The vesting of these stock options may fully accelerate upon a change in control transaction pursuant to written agreements entered into between us and each of our NEOs.

(2)	All stock options are granted with an exercise price equal to the closing price of our common stock on the grant date.

(3)	All stock options expire on the date that is 10 years following the grant date.

(4)	The amounts in this column are based on the closing price of our common stock on December 31, 2019, which was $1.58 per share.

(5)
These time-based stock options vest as to 33% of the shares on the first anniversary of the grant date, and then in equal monthly installments over the next two years such that all options may become fully vested upon the third anniversary of the grant date.

(6)	These time-based stock options vest in equal monthly installments over 48 months, such that all options may become fully vested upon the fourth anniversary of the grant date.

(7)	These time-based stock options vest in three equal annual installments over a three-year period. These options were issued pursuant to the Option Exchange Program.

(8)	These time-based stock options vest as to 100% of the shares on the first anniversary of the grant date.

(9)	These time-based stock options vest in equal monthly installments over 36 months, such that all options may become fully vested upon the third anniversary of the grant date.

(10)
These performance-based RSUs vest based upon the achievement of Company performance objectives that have been determined by Committee. It is probable that the performance objectives will not be achieved. To the extent the performance objectives are not achieved, these RSUs will vest as to 100% of the shares on the fourth anniversary of the grant date.

(11)	These time-based RSUs vest as to 33% of the shares on each of the first three anniversaries of the grant date.

(12)	These time-based RSUs vest as to 50% of the shares 18 months following the grant date, and as to the remaining 50% of the shares on the third anniversary of the grant date.

(13)	These time-based RSUs vest as to 50% of the shares on the first anniversary of the grant date and as to the remaining 50% of the shares on the second anniversary of the grant date.

(14)
These performance-based RSUs will vest based upon the achievement of Company performance objectives that will be determined by the Committee. To the extent the performance objectives are not achieved, these RSUs will vest as to 100% of the shares on the third anniversary of the grant date.

(15)	These time-based RSUs vest as to 100% of the shares on the first anniversary of the grant date.

OPTION EXERCISES AND STOCK VESTED
The following table provides information, for each of our NEOs, regarding the vesting of RSUs during the fiscal year ended December 31, 2019, including the number of shares acquired upon vesting and the value realized, in each case before payment of any applicable withholding tax and broker commissions. The amounts set forth in the table do not necessarily reflect the actual value to be realized by our NEOs. There were no stock options exercised by any of our NEOs during the fiscal year ended December 31, 2019.

Name	Vesting Date	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
John Onopchenko	5/2/2019	20,148	$127,335
	10/3/2019	12,500	$44,125
Vaseem Mahboob	2/4/2019	1,105	$8,199
	5/8/2019	1,250	$8,000
	10/3/2019	12,500	$44,125
	10/15/2019	2,764	$9,591
	12/13/2019	8,865	$22,561
	12/30/2019	10,074	$16,924
Matthew Thompson, M.D.	5/8/2019	1,250	$8,000
	12/30/2019	15,671	$26,327

(1)	Consistent with the applicable SEC rules and regulations, the value realized upon the vesting of the RSUs is based on the closing price of our common stock on the relevant vesting dates.

PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Employment Agreements

We typically enter into employment agreements with each of our executive officers and other senior management personnel.

Our current employment agreements with our NEOs generally provide that in the event of a separation from service due to termination by us other than for cause, death or disability, or the NEO's resignation for good reason, which we refer to collectively as an "involuntary termination", prior to a change in control of our Company, our NEO will receive (i) the portion of the then-current base salary that was accrued and unpaid through the date of termination, (ii) payments for any accrued and unpaid PTO through the date of termination, (iii) 12 months of the then-current base salary for each of Mr. Mahboob and Dr. Thompson, and 24 months of the then-current base salary for Mr. Onopchenko, payable in a lump sum within 60 days following termination, (iv) a cash payment equal to 100% of the target cash bonus for which the NEO would be eligible for the year in which such termination occurred, payable in a lump sum within 60 days following termination, (v) continued health insurance benefits for 6 months for Mr. Mahboob and Dr. Thompson following termination and 18 months for Mr. Onopchenko following termination and (vi) payment for reasonable outplacement services for 12 months following termination, in an aggregate amount not to exceed $10,000. All outstanding equity awards granted to Mr. Mahboob and Dr. Thompson under our equity incentive plans that have solely time-based vesting requirements will become fully vested as to all underlying shares of common stock upon an involuntary termination prior to a change in control. All outstanding equity awards granted to Mr. Onopchenko under our equity incentive plans that vest within 12 months following an involuntary termination prior to a change in control will become vested.

In the event of an involuntary termination upon or within 24 months following a change in control, Mr. Onopchenko will be entitled to receive, in addition to items (i), (ii) and (vi) above as applicable to Mr. Onopchenko, (a) a cash severance payment in an amount equal to 24 months of the then-current base salary, payable in a lump sum within 60 days following termination and (b) a cash payment in an amount equal to 150% of his target cash bonus, payable in a lump sum within 60 days following termination.

In the event of an involuntary termination upon or within 24 months following a change in control, Mr. Mahboob and Dr. Thompson will be entitled to receive, in addition to items (i), (ii) and (vi) above as applicable to each of them, (a) a cash severance payment in an amount equal to 18 months of the then-current base salary, payable in a lump sum within 60 days following termination, (b) a cash payment equal to 100% of the target cash bonus for the year in which the termination occurs, payable in a lump sum within 60 days following termination, and (c) continued health insurance benefits for 18 months following termination.

In addition, upon a change in control transaction, the employment agreements with each of our NEOs provide for accelerated vesting of all outstanding equity awards regardless of whether a termination of employment occurs.

DIRECTOR COMPENSATION PROGRAM

Annual Director Compensation

Pursuant to our director compensation program, our non-employee directors each receive an annual cash retainer for service on our board of directors and an additional cash retainer for service on each committee on which the director is a member. The chair of each committee typically receives a higher cash retainer for such service, which is in lieu of, and not in addition to, the cash retainer paid for committee member service. In addition, the Chairman of the Board receives a higher cash retainer for such service, which is in lieu of, and not in addition to, the cash retainer paid for Board service. Annual retainers are paid in quarterly installments and prorated for any portion of a year during which a director serves.

In addition, on the date of each annual meeting, each non-employee director who will continue in office following the annual meeting generally receives an RSU award with a value of $50,000, with the number of shares subject to the award determined based on the closing price on the grant date. The Chairman of the Board receives an additional RSU award with a value of $90,000 for such service. All of the annual RSU awards generally vest as to 100% of the underlying shares on the one year anniversary of the grant date.

For 2019, following a review of peer group director compensation data provided by Radford, and careful deliberation by the Compensation Committee, during which it took into account a number of factors, including the recent reduction in the value of director compensation due to the decline in the Company's stock price, and the amount of commitment shown by the directors, our board of directors believed it was prudent, to approve the grant of an annual stock option award, with a grant date fair market value of $35,000 to each non-employee director. In addition, due to the extraordinary commitment shown by the Chairman of the Board, the board of directors approved a $30,000 increase in the annual cash retainer for the Chairman of the Board.

For 2019, the annual fees paid and awards granted to non-employee directors for service on our board of directors, and for service on each committee on which the director is a member for 2019 were as follows:

Position	Annual Cash Retainer Paid for Members	Annual Cash Retainer for Chair(1)	Annual RSU Awards ($)		Annual Stock Option Awards ($)
Board of Directors	$36,000	$—	$90,000		$35,000
Chairman of the Board	$—	$66,000	$50,000	(2)	$—
Audit Committee	$8,100	$18,000	$—		$—
Compensation Committee	$5,400	$11,700	$—		$—
Governance Committee	$4,500	$8,100	$—		$—

(1)
Cash retainers for the chair of each committee are in lieu of, and not in addition to, the cash retainers paid for committee member service. Cash retainer for the Chairman of the Board is in lieu of, and not in addition to, the cash retainer paid for board member services.

(2)	The annual RSU grant to the Chairman of the Board is in addition to the RSU grant for serving on the board of directors.

Director Onboarding Grants

In addition to the annual compensation described above, each person who first becomes a non-employee director, whether elected by our stockholders or appointed by our board of directors, has historically been granted an RSU award with the number of shares subject to the award determined based on the closing price on the grant date. This onboarding RSU award typically vests as to 25% of the shares on each anniversary of the grant date, such that all of the shares are vested on the fourth anniversary of the grant date. The board of directors intends to revisit the aggregate value of these onboarding grants for future director nominees depending on the prevailing stock price, the potential dilutive impact of such grants on stockholders and other factors.

Director Compensation Paid in 2019

The following table summarizes the compensation paid during the fiscal year ended December 31, 2019 to each of our non-employee directors.

Name	Fees Earned or Paid in Cash(1)	Restricted Stock Units(2)	Stock Options(2)(3)	Total
Daniel Lemaitre	$61,100	$140,000	$42,307	$243,407
Leslie V. Norwalk	$47,850	$90,000	$35,000	$172,850
Gregory D. Waller	$60,300	$90,000	$35,000	$185,300
Thomas C. Wilder, III	$46,350	$90,000	$36,077	$172,427
Thomas F. Zenty, III	$46,388	$90,000	$35,000	$171,388

(1)	The amounts in this column reflect annual cash retainers paid for service on our board of directors and for service on each committee on which the director is a member.

(2)
Amounts shown in this column do not necessarily reflect the actual value received or to be received by our non-employee directors. Instead, the amounts shown reflect the grant date fair values of equity awards computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions used to determine the grant date fair value of the awards, see Note 4 to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2019. In accordance with the applicable SEC rules and regulations, the amounts reported exclude the impact of estimated forfeitures related to service-based vesting conditions.

(3)	Amounts for each of Messrs. Lemaitre and Wilder include the grant date value of stock options issued pursuant to the Option Exchange Program computed in accordance with FASB ASC Topic 718.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth the number of shares of our common stock underlying outstanding equity awards (vested and unvested) held as of December 31, 2019 by each of our non-employee directors.

Director	Shares Underlying Outstanding Equity Awards (#)
Daniel Lemaitre	32,847
Leslie V. Norwalk	22,517
Gregory D. Waller	22,517
Thomas C. Wilder, III	22,934
Thomas F. Zenty, III	22,518

PROPOSAL NO. 2
NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Background
In accordance with the applicable SEC rules and regulations, we are providing our stockholders with the opportunity to cast a non-binding advisory vote on the compensation of our named executive officers, or a "say-on-pay" proposal, as described below.
"Say-on-Pay" Vote
We are committed to our stockholder outreach efforts, including soliciting stockholder feedback on our executive compensation program. In response to feedback from our stockholders during our outreach efforts, we have historically made a number of significant changes to our executive compensation program, including a heightened focus on our pay-for-performance philosophy and the retention of key management personnel. In addition, while our stockholders approved by advisory vote, the compensation of our NEOs at our 2019 annual meeting of stockholders, we have continued to make a concerted effort to engage in meaningful dialogue with our stockholders regarding our executive compensation program, as well as governance and strategic initiatives broadly. We continue to actively engage with our stockholders as a means to seek meaningful feedback, offer our perspective on and rationale for making certain compensation decisions, and improve overall stockholder support for our executive compensation program and governance practices generally.
2019 Executive Compensation Summary
Our executive compensation program is designed to balance the need to motivate executives to focus on building long-term value for stockholders, while at the same time acknowledging it is imperative to retain our executives, particularly in this critical stage of our business and at a time when our stock price has been volatile. We believe our 2019 compensation program design was successful in striking the appropriate balance between achieving pay-for-performance alignment, and supporting our retention objectives.
For additional information about our executive compensation program, see the section entitled "Executive Compensation" and the related tables and footnotes.
Say-on-Pay Proposal
We are asking our stockholders to indicate their support for our executive compensation program as described in this proxy statement. Accordingly, we are asking our stockholders to vote "FOR" the following resolution at the annual meeting:
"RESOLVED, that the stockholders approve, on a non-binding advisory basis, the compensation of the named executive officers of Endologix, Inc. as disclosed in the Executive Compensation section of the proxy statement for the 2020 Annual Meeting of Stockholders, and the related compensation tables and narrative disclosures."
The results of this advisory vote are not binding upon us. However, our Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by stockholders in their vote on this proposal, and will continue to consider the outcome of the vote when making future executive compensation decisions.
Interest of Certain Persons in Proposal
Other than as NEOs in respect of whose compensation this non-binding advisory vote on executive compensation will be held, none of the following persons has any substantial interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in the outcome of this proposal: (i) any person who has been one of our directors or executive officers at any time since the beginning of our last fiscal year, (ii) the nominees for election as Class I directors, or (iii) any associate of any of the foregoing persons.

Required Vote
The affirmative vote of a majority of the outstanding shares of our common stock present virtually or represented by proxy and entitled to vote on this proposal at the annual meeting is required to approve, on a non-binding advisory basis, the compensation of our named executive officers as set forth in this proxy statement. Abstentions will have the same effect as votes against this proposal. Broker non-votes will not affect the outcome of the voting on this proposal.

Recommendation of our Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has appointed KPMG LLP, or KPMG, as our independent registered public accounting firm for the fiscal year ending December 31, 2020, and our board of directors has recommended that our stockholders ratify the appointment. KPMG audited our financial statements for the fiscal year ended December 31, 2019.
Although we are not required to submit the appointment of our independent registered public accounting firm for stockholder approval, if our stockholders do not ratify the appointment of KPMG, our Audit Committee may reconsider the appointment of KPMG. Even if the appointment is ratified, our Audit Committee may direct the appointment of a different independent registered public accounting firm at any time during the year if our Audit Committee determines that the change would be in the best interests of our Company or those of our stockholders.
Representatives of KPMG are expected to be present at the virtual annual meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.
Audit Fees
The following table sets forth the aggregate fees billed to us for professional services rendered by KPMG for the fiscal years ended December 31, 2019 and 2018:

	December 31,
	2019	2018
Audit Fees(1)	$1,506,414	$1,554,975
Audit-Related Fees(2)	$—	$—
Tax Fees(3)	$—	$—
All Other Fees	$—	$—
Total Fees	$1,506,414	$1,554,975

(1)
Includes fees for professional services rendered for the audit of our annual consolidated financial statements and the audit of management's assessment of the design and effectiveness of our internal control over financial reporting in our annual reports on Form 10-K, selected statutory audits, and reviews of our consolidated financial statements included in our quarterly reports on Form 10-Q.

(2)	Includes fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements.

(3)	Includes professional services for preparation of federal and state corporation income tax returns.
Pre-Approval Policy for Non-Audit Services
Our Audit Committee reviews and pre-approves all non-audit services to be performed by our independent registered public accounting firm, subject to certain de minimis exceptions. Our Audit Committee pre-approved all of the non-audit services provided by KPMG as set forth in the table above.
Required Vote
The affirmative vote of a majority of the outstanding shares of our common stock present virtually or represented by proxy and entitled to vote on this proposal at the annual meeting is required to ratify the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2020. Abstentions will have the same effect as votes against this proposal. We do not expect any broker non-votes in connection with this proposal.
Recommendation of our Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

PROPOSAL NO. 4
AMENDMENT TO THE ENDOLOGIX, INC. AMENDED AND RESTATED 2015 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE PLAN
Overview
We are seeking stockholder approval to amend the Endologix, Inc. Amended and Restated 2015 Stock Incentive Plan, or our 2015 Plan, to increase the number of shares of our common stock reserved under our 2015 Plan by 1,000,000 shares, or from 4,130,000 shares to 5,130,000 shares. Our Compensation Committee, which is comprised solely of independent directors, has recommended to our board of directors that we approve the amendment to our 2015 Plan. Based in part on this recommendation, and for a number of reasons discussed in greater detail below, our board of directors believes it is in the best interests of our stockholders to approve the amendment to our 2015 Plan, and has approved the amendment, subject to stockholder approval of this proposal at the annual meeting.
Purpose of our 2015 Plan
The purpose of our 2015 Plan is to provide us flexibility to attract and retain the services of qualified employees, officers and non-employee directors upon whose judgment, initiative and efforts the successful conduct and development of our business depends, and to provide additional incentives to such persons to devote their effort and skill to our advancement by providing them an opportunity to participate in the ownership of our Company and thereby have an interest in our success and increased value.
Principal Reasons for Requested Share Increase
The approval of this proposal by our stockholders, which would result in the immediate availability of 1,000,000 additional shares for issuance under our 2015 Plan, is critical to the successful implementation of our compensation programs. In particular, an increase in the share reserve is necessary for us to retain our employees, to continue to motivate and incentivize our employees, and to align the interests of our employees with those of our stockholders.
Consistent with many companies in our industry, equity compensation is a key component of our compensation programs, including with respect to our executives, top sales personnel and other employees. Equity compensation is also a key compensation tool for companies with limited cash resources and significant debt service obligations. We believe the grant of equity awards, and the potential that the value of the awards will increase over time, is an important element of the compensation package and the overall value proposition we offer our employees, and is a key reason they may choose to become or remain employees of our Company. If we are unable to continue to make grants of equity awards to our employees consistent with their expectations or with our historical compensation practices, or if we are required to issue awards with significantly lower values than competitive market practices mandate due to the lack of available shares, we could be at significant risk of failing to retain executives, top sales personnel or other key employees who are critical to our success, or to properly motivate them to achieve our strategic objectives. We believe these risks are particularly acute in light of a number of factors impacting our business, including our limited liquidity position, significant level of indebtedness, recent financial performance, competitive market dynamics, and complex regulatory and compliance environment. In addition, we are experiencing a number of impacts and uncertainties as a result of the current coronavirus pandemic, which has limited access to our customers, negatively impact demand for our products, resulted in supply chain disruptions and displaced portions of our workforce. This is a critical time for our business and we need flexibility to achieve our compensation objectives.
Unfortunately, the significant decline in the trading price of our stock over the past couple of years, which has continued throughout 2019 and the first quarter of 2020, has caused a substantial reduction in the value of our outstanding equity awards, resulted in the depletion of the share reserve under our 2015 Plan, and caused heightened concerns regarding our ability to retain and motivate employees. These dynamics have resulted in the need for an increase in the number of shares available for grant under our 2015 Plan. Specifically, nearly all of the option awards currently held by our employees and non-employee directors are "out-of-the-money," meaning that the exercise price of each option is less than the current trading price of our shares on the NASDAQ Stock Market, thus rendering these options essentially valueless. Further, outstanding RSUs have materially decreased in value as our stock price has decreased, thus reducing the effectiveness of these awards as incentive and retention tools. Our ability to provide competitive near-term equity awards will be severely hampered or even rendered impossible, if we are unsuccessful in our efforts to increase the pool of available shares under our 2015 Plan.
While we acknowledge that we requested, and obtained the approval of our stockholders for, a significant increase in the number of shares reserved for issuance under our 2015 Plan during 2019, the various dynamics described above resulted in a decision by our Compensation Committee to issue nearly all of these additional shares to our employees, including key management and sales personnel, throughout 2019. While we believe the issuance of these equity awards was critical to achieve our primary compensation objectives, most notably the retention of key employees, the relatively low value of the underlying shares required us to issue equity awards reflecting a significant number of the newly reserved shares. In granting these awards, our Compensation Committee was mindful of the dilutive impact of the issuance of the awards on our stockholders, but also aware of the need to motivate and retain our key employees to drive longer-term stockholder value.

In considering our recommendation to increase the total number of shares reserved for issuance under our 2015 Plan by 1,000,000 shares, reflecting a significantly smaller increase than was requested in 2019, our board of directors specifically considered the following factors:

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the need to motivate and retain our executives, top sales personnel and other key employees at a critical stage of our Company's growth, in particular at a time when we are experiencing a limited liquidity position and uncertainty from the coronavirus pandemic;

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the significant reduction in the trading price of our common stock over the past couple years, which has substantially reduced the value of our outstanding equity awards, including those awards granted during 2019, created uncertainty among our employees, and raised concerns about our financial viability;

•	the number of shares currently reserved for issuance under our 2015 Plan as compared to our current and projected equity grant requirements;

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the number of shares that would be reserved for issuance under our 2015 Plan, assuming that this proposal is approved by our stockholders, as compared to the number of outstanding shares of our common stock;

•	the number of additional shares requested to be approved in this proposal as compared to the number approved by our stockholders in 2019; and

•	the viability of and risks associated with alternative incentive programs, including cash incentive programs, in light of our liquidity position and significant level of indebtedness.

In light of the foregoing, our board of directors believes the 1,000,000 share request to be appropriate and necessary to meet the strategic objectives of our compensation program.
Description of our 2015 Plan
The material terms of our 2015 Plan, as proposed to be amended by this proposal, are outlined below. This summary is qualified in its entirety by reference to the complete text of our 2015 Plan, as proposed to be amended, which is appended to this proxy statement as Appendix A and incorporated herein by reference. You are encouraged to read the full text of our 2015 Plan, as proposed to be amended, before making a voting decision.
General. Our 2015 Plan is an "omnibus" stock plan consisting of a variety of equity vehicles to provide flexibility in implementing equity awards, including incentive stock options, non-qualified stock options, restricted stock awards, stock appreciation rights, stock payment awards, RSUs and dividend equivalents. Participants in our 2015 Plan may be granted any one or more of these equity awards, as determined by our board of directors.
Shares Reserved for Issuance. As of April 20, 2020, prior to the approval of this proposal, there was an aggregate of 4,130,000 shares reserved under our 2015 Plan, of which: (i) options exercisable for 681,664 shares of our common stock with a weighted average exercise price of $16.32 and a weighted average remaining term of 7.85 years were outstanding, (ii) time-based RSUs covering 460,642 shares of our common stock were outstanding, (iii) performance-based RSUs covering 468,822 shares of our common stock were outstanding, and (iv) 1,139,472 shares of our common stock were reserved for future grant under our 2015 Plan. If this proposal is adopted, an aggregate of up to 2,139,472 shares of our common stock may be issued under our 2015 Plan.
Administration. Our board of directors has delegated administration of our 2015 Plan to our Compensation Committee. The members of our Compensation Committee satisfy the requirements for (i) an "independent director" for purposes of the applicable NASDAQ Listing Rules, (ii) a "non-employee director" for purposes of Rule 16b-3 of the Exchange Act and (iii) an "outside director" under Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, or the Code. Our Compensation Committee has the powers and authority as may be necessary or appropriate to carry out the functions of the administrator. Subject to the express limitations of our 2015 Plan, the administrator has the authority to determine the persons to whom, and the time or times at which, awards may be granted, the number of shares, units or other rights subject to each award, the exercise, base or purchase price of an award (if any), the time or times at which an award will become vested, exercisable or payable, the performance goals and other conditions, duration and all other terms of an award. The administrator may prescribe, amend and rescind rules and regulations relating to our 2015 Plan. All interpretations, determinations and actions by the administrator in good faith shall be final, conclusive and binding upon all parties. Additionally, to the extent permitted by law, the administrator may delegate to one or more of our officers or directors the ability to grant and determine terms and conditions of awards under our 2015 Plan to certain employees.

Eligibility. Our employees, officers, directors, consultants and other service providers are eligible to receive each type of award available under our 2015 Plan, except that only our employees (including members of our board of directors who are also our employees) are eligible to receive incentive stock options under our 2015 Plan. Our directors and officers are eligible to participate in our 2015 Plan, and have a substantial direct interest in the approval of our 2015 Plan. As of April 20, 2020, approximately 545 persons were eligible to participate in our 2015 Plan.
Types of Awards under our 2015 Plan
Our 2015 Plan includes the following types of equity compensation awards: incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock award, RSUs, dividend equivalents and stock payment awards, all of which are described below.
Stock Options. Stock options granted under our 2015 Plan may be either incentive stock options or non-qualified stock options, subject to the provisions of Section 422 of the Code. The exercise price per share of a stock option shall not be less than the fair market value of our common stock on the date the option is granted, provided that if the person to whom an incentive stock option is granted beneficially owns 10% of our outstanding common stock on the date of the grant, the exercise price shall not be less than 110% of the fair market value on the date the option is granted, subject to certain exceptions. A stock option may be subject to such vesting and exercisability requirements as specified by the administrator in an award agreement. Such vesting and exercisability requirements may be based on the continued service of the participant with us for a specified time period (or periods) or on the attainment of specified performance goals established by the administrator in its discretion, or a combination of both. The administrator shall determine the period during which a vested stock option may be exercised, provided that the maximum term of a stock option shall be ten years from the date the option is granted.
Stock Appreciation Rights. A stock appreciation right will entitle the holder, upon exercise or other payment of the stock appreciation right, as applicable, to receive an amount determined by multiplying: (i) the excess of the fair market value of a share of our common stock on the date of exercise or payment of the stock appreciation right over the base price of such stock appreciation right by (ii) the number of shares as to which such stock appreciation right is exercised or paid. Subject to the requirements of Section 409A of the Code, payment of the amount determined under the foregoing shall be made either in cash or in shares of our common stock, as determined by the administrator in its discretion. If payment is made in shares of our common stock, such shares shall be valued at their fair market value on the date of exercise or payment, subject to applicable tax withholding requirements and to the conditions set forth in the award agreement. A stock appreciation right may be subject to such vesting and exercisability requirements as specified by the administrator in an award agreement. Such vesting and exercisability requirements may be based on the continued service of the participant with us for a specified time period (or periods) or on the attainment of specified performance goals established by the administrator in its discretion, or a combination of both. Stock appreciation rights may be granted on a basis that allows for the exercise of the right by the participant or that provides for the automatic payment of the right upon a specified date or event. The base price of a stock appreciation right shall not be less than the fair market value of the shares of our common stock on the date the right is granted.
Restricted Stock Awards. Restricted stock awards are shares issued under our 2015 Plan that are subject to restrictions on transfer and vesting requirements as determined by the administrator. The restrictions imposed on shares granted under a restricted stock award lapse in accordance with the vesting requirements specified in the award agreement. The vesting requirements may be based on the continued service of the participant with us for a specified time period (or periods) or on the attainment of specified performance goals established by the administrator in its discretion, or a combination of both. If the vesting requirements of a restricted stock award are not satisfied, the award will be forfeited and the unvested shares of our common stock subject to the award will be returned to us (or, to the extent the participant paid for the shares of our common stock, we have the right to repurchase such shares from the participant at the original purchase price). Subject to the provisions of our 2015 Plan and the applicable award agreement, the participant has all rights of a stockholder with respect to the shares granted under a restricted stock award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.
Restricted Stock Units. The value of each RSU is equal to one share of our common stock on the applicable date or time period of determination, as specified by the administrator. A grant of RSUs is subject to such restrictions and conditions as may be determined by the administrator. On the date the award is granted, the administrator determines the vesting requirements with respect to a stock unit award, which is set forth in the award agreement. Vesting requirements may be based on the continued service of the participant with us for a specified time period (or periods) or on the attainment of specified performance goals established by the administrator, or a combination of both. An RSU will become payable to a participant at the time or times set forth in the award agreement, which may be upon or following the vesting of the award. Payment of an RSU award is made in shares of our common stock, and is subject to applicable tax withholding requirements. The participant does not have any rights as a stockholder with respect to the shares subject to an RSU award until shares of our common stock are delivered to the participant pursuant to the terms of the award agreement.

Stock Payment Awards. A stock payment award may be granted for any valid purpose as determined by the administrator. A stock payment award granted to a participant represents shares of our common stock that are issued without restrictions on transfer and other incidents of ownership and free of forfeiture conditions, except as otherwise provided in our 2015 Plan and the award agreement. The administrator may, in connection with any stock payment award, require the payment of a specified purchase price. Subject to the provisions of our 2015 Plan and the applicable award agreement, upon the issuance of our common stock under a stock payment award the participant has all rights of a stockholder with respect to the shares of our common stock, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.
Dividend Equivalents. A dividend equivalent is a right to receive payments equivalent to the amount of dividends paid by us to holders of shares of our common stock with respect to the number of dividend equivalents held by the participant. The dividend equivalent may provide for payment in our common stock or in cash, or a fixed combination of our common stock or cash, or the administrator may reserve the right to determine the manner of payment at the time the dividend equivalent is payable. Dividend equivalents may be granted only in connection with a grant of RSUs and shall be subject to the vesting conditions that govern RSUs as set forth in the applicable award agreement. The accrual of dividends or dividend equivalents will only be payable to a participant to the extent that any shares of our common stock underlying a participant's award have vested, and no dividends or dividend equivalents shall be paid on options or stock appreciation rights. See the section entitled "No Dividends on Unvested Awards" below.
Certain Features of our 2015 Plan
Payment of Exercise Price or Purchase Price. The payment of the exercise price for stock options, or the purchase price for shares of restricted stock, shares covered by RSUs, or stock payment awards may be made, in the discretion of the administrator, through a variety of methods more particularly described in our 2015 Plan, including payment by (i) cash, (ii) check, (iii) delivery of shares of our common stock (provided that any shares acquired pursuant to exercise of options have been held by the participant for the requisite period necessary to avoid a charge to our earnings for financial reporting purposes), such surrendered shares valued at the fair market value of our common stock on the date of exercise or purchase, (iv) waiver of compensation due to the participant for services rendered or (v) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable law.
Transferability of Awards. All incentive stock options are nontransferable except upon the participant's death by will or the laws of descent or distribution or pursuant to the terms of certain domestic relations orders. In the case of awards other than incentive stock options, the administrator may provide, in its discretion, for the transfer of all or part of the award to a participant's "family member" (as defined for purposes of the Form S-8 registration statement under the Securities Act of 1933, as amended, or the Securities Act).
Adjustments to Awards Upon Certain Changes in Capitalization. In the event that the outstanding shares of our common stock are increased or decreased or exchanged for a different number or kind of shares or our other securities by reason of a recapitalization, stock split, combination of shares, reclassification, stock dividend or other change in our capital structure, then the administrator will make adjustments to the aggregate number and kind of shares subject to our 2015 Plan, the number and kind of shares and the exercise price per share subject to outstanding awards, and the maximum share limitations, as applicable, all in order to preserve, as nearly as practical, but not to increase, the benefits to the participants.
Occurrence of Corporate Transaction. Our 2015 Plan provides that in order to preserve a participant's rights in the event of certain transactions constituting a change in control of our Company, the administrator shall have the discretion to provide in each award agreement the terms and conditions that relate to the vesting of such award in the event of a change in control of our Company and the assumption of such awards or the issuance of comparable securities under an incentive program in the event of such occurrence. The terms and conditions of each award agreement may vary. If the terms of an outstanding option or stock appreciation right provide for accelerated vesting in the event of a change in control, or to the extent that an award is vested and not yet exercised, the administrator may provide, in connection with the change in control transaction, for the purchase or exchange of each option or stock appreciation right for cash or other property. All outstanding option and stock appreciation rights will terminate and cease to be exercisable upon the consummation of a change in control except to the extent that the options or stock appreciation rights are assumed by a successor entity (or parent) pursuant to the terms of such transaction.
No Dividends on Unvested Awards. Our 2015 Plan eliminates the ability of the administrator to provide for the payment of dividends or dividend equivalents with respect to any shares of our common stock subject to an outstanding award granted under our 2015 Plan that has not vested. For any such award, the administrator may provide only for the accrual of dividends or dividend equivalents that will not be payable to a participant unless and until, and only to the extent that, such award vests. No dividends or dividend equivalents shall be paid on options or stock appreciation rights.

Minimum Vesting Requirement. Our 2015 Plan imposes a minimum vesting period of at least 12 months on any new awards granted under our 2015 Plan , provided that up to five percent (5%) of the shares subject to these awards may be issued without being subject to this minimum vesting period.
Interests of Certain Persons in Proposal
Our executive officers and directors are eligible to receive grants under our 2015 Plan, and have a substantial direct interest in the approval of this proposal by our stockholders.
Summary of U.S. Federal Income Tax Consequences of our 2015 Plan
 The following is a brief summary of the material federal income tax consequences of participation in our 2015 Plan. The summary should not be relied upon as being a complete statement of all possible federal income tax consequences. Federal tax laws are complex and subject to change. Participation in our 2015 Plan may also have consequences under state and local tax laws which vary from the federal tax consequences described below. For such reasons, we recommend that each participant consult his or her personal tax advisor to determine the specific tax consequences applicable to him or her.
Incentive Stock Options. A participant who receives an incentive stock option will not recognize taxable income upon the grant of the option or the exercise of the option. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price will generally be included in the participant's alternative minimum taxable income upon exercise. If stock received on exercise of an incentive stock option is disposed of in the same year the option was exercised, the regular tax treatment and the alternative tax treatment will be the same. If stock received on exercise of an incentive stock option is sold during a year subsequent to that in which the option was exercised, the basis of the stock acquired will equal its fair market value on the date of exercise for purposes of computing alternative minimum taxable income in the year of sale.
A participant who is subject to the alternative minimum tax in the year of exercise of an incentive stock option may be able to claim, as a credit against the participant's regular tax liability in future years, all or a portion of the amount of alternative minimum tax paid that is attributable to the exercise of the incentive stock option. This credit is generally available in the first year following the year of exercise in which the participant has a regular tax liability.
Gain realized by a participant upon sale of stock issued on exercise of an incentive stock option is taxable as long-term capital gain if the participant disposes of the shares more than two years after the date of grant of the option and more than one year after the date of exercise. If the participant disposes of the shares (including by gift) less than two years after the date of grant or less than one year after the date of exercise (in each case, a disqualifying disposition), the participant will recognize ordinary income in an amount equal to the difference between the option exercise price and the lower of the fair market value of the shares on the date of exercise or on the date of disposition of the shares. However, certain transfers may not be treated as dispositions for such purposes, such as transfers to an estate or by inheritance upon death. If the amount realized in a disqualifying disposition exceeds the fair market value of the shares on the date of exercise, the gain realized, in excess of the amount taxed as ordinary income as indicated above, will be taxed as capital gain. Any loss realized upon a disqualifying disposition will be treated as a capital loss. Capital gains and losses resulting from disqualifying dispositions will be treated as long-term or short-term depending upon whether the shares were held for more or less than the applicable statutory holding period (which is currently more than one year for long-term capital gains). We will generally be entitled to a tax deduction in an amount equal to the amount the participant must recognize as ordinary income.
Non-Qualified Stock Options. Generally, no taxable income is recognized by a participant upon the grant of a non-qualified stock option or at the time or times a non-qualified stock option becomes vested where the exercise price of such option is no less than the fair market value of the stock underlying such option at the time such option is granted. Under our 2015 Plan, the exercise price for all options must be at least equal to the fair market value of the stock underlying such options at the time of the grant. Upon exercise, however, the participant will recognize ordinary income in the amount by which the fair market value of the shares purchased, on the date of exercise, exceeds the exercise price paid for such shares. The income recognized by the participant who is our employee will be subject to income tax withholding by us out of the participant's current compensation. If such compensation is insufficient to pay the taxes due, the participant will be required to make a direct payment to us for the balance of the tax withholding obligation. We will be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant, provided that certain reporting requirements are satisfied. If the exercise price of a non-qualified stock option is paid by the participant in cash, the tax basis of the shares acquired will be equal to the cash paid plus the amount of income recognized by the participant as a result of such exercise. If the exercise price is paid by delivering shares of our common stock already owned by the participant or by a combination of cash and already-owned shares, there will be no current taxable gain or loss recognized by the participant on the already-owned shares exchanged (however, the participant will nevertheless recognize ordinary income to the extent that the fair market value of the shares purchased on the date of exercise exceeds the price paid, as described above). The new shares received by the participant, up to the number of the old shares exchanged, will have the same tax basis and holding period as the participant's basis and holding period in the old shares. The balance of the new shares received will have a tax basis equal to any cash paid by the participant plus the amount of income recognized by the participant as a result of such exercise, and will have a holding period commencing with the date of exercise. Upon the sale or disposition of shares acquired pursuant to the exercise of a non-qualified stock option, the difference between the proceeds realized and the participant's basis in the shares will be a capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held for the applicable statutory holding period (which is currently more than one year for long-term capital gains).
Restricted Stock. If no Section 83(b) election is made and we retain repurchase rights, a taxable event will occur on each date the participant's ownership rights vest (e.g., when our repurchase rights expire) as to the number of shares that vest on that date, and the holding period for capital gain purposes will not commence until the date the shares vest. The participant will recognize ordinary income on each date shares vest in an amount equal to the excess of the fair market value of such shares on that date over the amount paid for such shares. Any income recognized by a participant who is an employee will be subject to income tax withholding by us out of the participant's current compensation. If such compensation is insufficient to cover the amount to be withheld, the participant will be required to make a direct payment to us for the balance of the tax withholding obligation. The participant's basis in the shares will be equal to the purchase price, if any, increased by the amount of ordinary income recognized. If a Section 83(b) election is made within 30 days after the date of transfer, or if we do not retain any repurchase rights, then the participant will recognize ordinary income on the date of purchase in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price paid for such shares. We are entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant.
Stock Appreciation Rights. Generally no taxable income is recognized by a participant receiving a stock appreciation right at the time the stock appreciation right is granted or at the time or times a stock appreciation right becomes vested where the base price of a stock appreciation right is no less than the fair market value of the stock underlying such stock appreciation right at the time such option is granted. Under our 2015 Plan, the base value for all stock appreciation rights must be at least equal to the fair market value of the stock underlying such stock appreciation rights at the time of the grant. If the participant receives the appreciation inherent in the stock appreciation right in cash, the cash will be taxed as ordinary income to the participant at the time it is received. If the participant receives the appreciation inherent in a stock appreciation right in stock, the spread between the then-current market value and the base price will be taxed as ordinary income to the participant at the time such amount is received. We are not entitled to a federal income tax deduction upon the grant or termination of a stock appreciation right. However, upon the settlement of a stock appreciation right, we are entitled to a deduction equal to the amount of ordinary income the participant is required to recognize as a result of the settlement.
Restricted Stock Unit, Stock Payment Awards and Dividend Equivalents. Grants of RSUs, stock payment awards and dividend equivalents are generally subject to ordinary income tax at the time of settlement or payment, as applicable.
Tax Withholding. Under our 2015 Plan, we have the power to withhold, or require a participant to remit to us, an amount sufficient to satisfy federal, state and local withholding tax requirements with respect to any award granted under our 2015 Plan. To the extent permissible under applicable tax, securities, and other laws, the administrator may, in its sole discretion, permit a participant to satisfy an obligation to pay any tax to any governmental entity in whole or in part, by (i) directing us to apply shares of our common stock to which the participant is entitled pursuant to an award or (ii) delivering to us shares of our common stock owned by the participant.
Tax Deduction Limitation. Section 162(m) of the Code disallows a tax deduction to public companies for compensation paid in excess of $1,000,000 to "covered employees" as defined under Section 162(m). Prior to its amendment by the Tax Cuts and Jobs Act, or the TCJA, which was enacted December 22, 2017, there was an exception to this $1,000,000 deduction limitation for performance-based compensation if certain requirements set forth in Section 162(m) and the applicable regulations were met. The TCJA generally amended Section 162(m) to eliminate this exception for performance-based compensation, effective for taxable years following December 31, 2017. The $1,000,000 compensation limit was also expanded to apply to a public company's chief financial officer and apply to certain individuals who were covered employees in years other than the then-current taxable year. Our Compensation Committee maintains a practice of considering the anticipated tax treatment to our Company in its review and establishment of compensation programs and awards. Our Compensation Committee intends to continue to consider the deductibility of compensation as a factor in assessing whether a particular arrangement is appropriate, taking into account the goals of maintaining a competitive executive compensation system generally, motivating executives to achieve corporate performance objectives and increasing stockholder value.
Deferred Compensation. Any deferrals made under our 2015 Plan, including awards granted under our 2015 Plan that are considered to be deferred compensation, must satisfy the requirements of Section 409A of the Code to avoid adverse tax consequences to participants, which include the current inclusion of deferred amounts in income and interest and a surtax on any amount included in income. The Section 409A requirements include limitations on election timing, acceleration of payments, and distributions. Section 409A applies to certain stock appreciation rights, stock unit awards, and other awards that provide the participant with an opportunity to defer recognition of income. We intend to structure any awards under our 2015 Plan to meet the applicable tax law requirements, including under Section 409A, in order to avoid adverse tax consequences to participants or us.
New Plan Benefits
If our stockholders approve the amendment to our 2015 Plan, the number of shares of our common stock issuable pursuant to the terms of our 2015 Plan will be available for awards to all eligible plan participants. Neither our board of directors nor our Compensation Committee has approved any awards under, or subject to, our 2015 Plan as proposed to be amended. As a result, neither the number nor types of future awards under our 2015 Plan to be received by or allocated to particular participants is presently determinable.
Required Vote
The affirmative vote of a majority of the outstanding shares of our common stock present virtually or represented by proxy and entitled to vote on this proposal at the annual meeting is required to approve the amendment to our 2015 Plan described herein. Abstentions will have the same effect as votes against this proposal. Broker non-votes will not affect the outcome of the voting on this proposal.
Recommendation of our Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE ENDOLOGIX, INC. AMENDED AND RESTATED 2015 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE PLAN.

AUDIT COMMITTEE REPORT
Management is responsible for our internal control over financial reporting and for the preparation of the consolidated financial statements in accordance with United States generally accepted accounting principles.
Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report on our financial statements and our internal control over financial reporting. The Audit Committee's responsibility is to monitor and oversee these processes. Members of the Audit Committee are not our Company's employees, nor does the Audit Committee provide any expert assurance or professional certification regarding our financial statements. We rely, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and our independent registered public accounting firm.
The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent registered public accounting firm the applicable requirements of the Public Company Accounting Oversight Board. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's independence, and has discussed with the independent registered public accounting firm its independence.
Based upon the review and discussions described in this report, the Audit Committee recommended to our board of directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the SEC. The Audit Committee also recommended to our board of directors, subject to stockholder approval, the ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2020.
Members of the Audit Committee
Gregory D. Waller
Thomas C. Wilder, III
Jane Kiernan

This Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2021 ANNUAL MEETING
Rule 14a-8 of the Exchange Act, or Rule 14a-8, specifies the requirements for inclusion of stockholder proposals in our proxy statement for an annual meeting of stockholders. If we hold our 2021 annual meeting of stockholders on the same date as this year's annual meeting, then any stockholder desiring to submit a proposal for action at the 2021 annual meeting of stockholders should arrange for such proposal to be delivered to us at our principal place of business no later than December 28, 2020, in order to be considered for inclusion in our proxy statement relating to that meeting. However, if we hold our 2021 annual meeting of stockholders on a date that is more than 30 days earlier or later than this year's annual meeting, then a stockholder proposal must be received by us at our principal place of business in a reasonable amount of time prior to when we begin to print and mail our proxy materials. Matters pertaining to such proposals, including the number and length of the proposals, the eligibility of persons entitled to have such proposals included in our proxy statement, and other aspects are regulated by Rule 14a-8, as well as other rules and regulations of the SEC.
If a stockholder desires to bring business before an annual meeting which is not the subject of a proposal properly submitted in accordance with Rule 14a-8, the stockholder must follow the specific procedures described in our amended and restated bylaws. Our amended and restated bylaws provide that a stockholder entitled to vote at the meeting may make nominations for the election of directors or may propose that other business be brought before the meeting only if (i) such nominations or proposals are included in our proxy statement or otherwise properly brought before the meeting by or at the direction of our board of directors, or (ii) the stockholder has delivered or mailed written notice to us (containing certain information specified in the bylaws), and our Corporate Secretary has received such written notice, not less than 90 days prior to the date of the meeting. However, if we have given less than 100 days' advance notice or public disclosure of the date the meeting is to be held, written notice of a nomination or proposal to be submitted by a stockholder at the meeting will be timely if it has been received by us not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

OTHER BUSINESS
As of the date of this proxy statement, our board of directors is not aware of any matter other than those described in this proxy statement which may be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, or any adjournment or postponement thereof, the persons named on the accompanying proxy card will vote the shares they represent as they may determine in their discretion.

BY ORDER OF THE BOARD OF DIRECTORS

John Onopchenko
Chief Executive Officer
Irvine, California
April 27, 2020

APPENDIX A

ENDOLOGIX, INC.
AMENDED AND RESTATED 2015 STOCK INCENTIVE PLAN
This AMENDED AND RESTATED 2015 STOCK INCENTIVE PLAN (the "Plan"), originally established and adopted on the 31st day of March, 2015 (the "Effective Date") by Endologix, Inc., a Delaware corporation (the "Company") and amended and restated on March 2, 2017, June 14, 2018, December 21, 2018 and August 5, 2019, is hereby amended and restated effective [•], 2020.
ARTICLE 1.
PURPOSES OF THE PLAN
1.1 Purposes. The purposes of the Plan are (a) to enhance the Company's ability to attract and retain the services of qualified employees, officers, directors, consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company's business largely depends, and (b) to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.
ARTICLE 2.
DEFINITIONS
For purposes of this Plan, the following terms shall have the meanings indicated:
2.1 Administrator. "Administrator" means the Board or, if the Board delegates responsibility for any matter to the Committee, the term Administrator shall mean the Committee.
2.2 Affiliated Company. "Affiliated Company" means:
(a) with respect to Incentive Options, any "parent corporation" or "subsidiary corporation" of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively; and
(b) with respect to Awards other than Incentive Options, any entity described in paragraph (a) of this Section 2.2 above, plus any other corporation, limited liability company ("LLC"), partnership or joint venture, whether now existing or hereafter created or acquired, with respect to which the Company beneficially owns more than fifty percent (50%) of: (1) the total combined voting power of all outstanding voting securities or (2) the capital or profits interests of an LLC, partnership or joint venture.
2.3 Award. "Award" means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Dividend Equivalents award, a Stock Payment award or a Restricted Stock Unit award granted to a Participant pursuant to the Plan.
2.4 Award Agreement. "Award Agreement" means a written or electronic agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award granted to a Participant.
2.5 Board. "Board" means the Board of Directors of the Company.
2.6 Change in Control. "Change in Control" shall mean:
(a) The acquisition, directly or indirectly, in one transaction or a series of related transactions, by any person or group (within the meaning of Section 13(d)(3) of the Exchange Act) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company;
(b) A merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity (or the parent of the surviving entity) immediately after such merger or consolidation;

APPENDIX A

(c) A reverse merger in which the Company is the surviving entity but in which the holders of the outstanding voting securities of the Company immediately prior to such merger hold, in the aggregate, securities possessing less than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company or of the acquiring entity immediately after such merger;
(d) The sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such transaction(s) receive as a distribution with respect to securities of the Company, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the acquiring entity immediately after such transaction(s); or
(e) The approval by the stockholders of a plan or proposal for the liquidation or dissolution of the Company.
2.7 Code. "Code" means the Internal Revenue Code of 1986, as amended from time to time.
2.8 Committee. "Committee" means a committee of two or more members of the Board appointed to administer the Plan, as set forth in Section 10.1 hereof.
2.9 Common Stock. "Common Stock" means the Common Stock of the Company, subject to adjustment pursuant to Section 4.2 hereof.
2.10 Covered Employee. "Covered Employee" means the Chief Executive Officer of the Company (or the individual acting in a similar capacity) and the four (4) other individuals that are the highest compensated executive officers of the Company for the relevant taxable year for whom total compensation is required to be reported to stockholders under the Exchange Act.
2.11 Disability. "Disability" means permanent and total disability as defined in Section 22(e)(3) of the Code. The Administrator's determination of a Disability or the absence thereof shall be conclusive and binding on all interested parties.
2.12 Dividend Equivalent. "Dividend Equivalent" means a right to receive payments equivalent to the amount of dividends paid by the Company to holders of shares of Common Stock with respect to the number of Dividend Equivalents held by the Participant. The Dividend Equivalent may provide for payment in Common Stock or in cash, or a fixed combination of Common Stock or cash, or the Administrator may reserve the right to determine the manner of payment at the time the Dividend Equivalent is payable. Dividend Equivalents may be granted only in connection with a grant of Restricted Stock Units and shall be subject to the vesting conditions that govern Restricted Stock Units as set forth in the applicable Restricted Stock Award Agreement.
2.13 DRO. "DRO" means a domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder.
2.15 Exchange Act. "Exchange Act" means the Securities and Exchange Act of 1934, as amended.
2.16 Exercise Price. "Exercise Price" means the purchase price per share of Common Stock payable upon exercise of an Option.
2.17 Fair Market Value. "Fair Market Value" on any given date means the value of one share of Common Stock, determined as follows:
(a) If the Common Stock is then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on such Nasdaq market system or principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on such Nasdaq market system or such exchange on the next preceding day on which a closing sale price is reported.
(b) If the Common Stock is not then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation.
(c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of evaluation, which determination shall be conclusive and binding on all interested parties.

APPENDIX A

2.18 Incentive Option. "Incentive Option" means any Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.
2.19 Incentive Option Agreement. "Incentive Option Agreement" means an Option Agreement with respect to an Incentive Option.
2.20 NASD Dealer. "NASD Dealer" means a broker-dealer that is a member of the National Association of Securities Dealers, Inc.
2.21 Non-Employee Director. "Non-Employee Director" shall have the meaning given in Section 7.7 below.
2.22 Nonqualified Option. "Nonqualified Option" means any Option that is not an Incentive Option. To the extent that any Option designated as an Incentive Option fails in whole or in part to qualify as an Incentive Option, including, without limitation, for failure to meet the limitations applicable to a 10% Stockholder or because it exceeds the annual limit provided for in Section 5.7 below, it shall to that extent constitute a Nonqualified Option.
2.23 Nonqualified Option Agreement. "Nonqualified Option Agreement" means an Option Agreement with respect to a Nonqualified Option.
2.24 Option. "Option" means any option to purchase Common Stock granted pursuant to the Plan.
2.25 Option Agreement. "Option Agreement" means the written agreement entered into between the Company and the Optionee with respect to an Option granted under the Plan.
2.26 Optionee. "Optionee" means any Participant who holds an Option.
2.27 Participant. "Participant" means an individual or entity that holds an Option, Stock Appreciation Right, shares of Stock, Restricted Stock, Restricted Stock Units, Stock Payment or Dividend Equivalents under the Plan.
2.28 Performance Criteria. "Performance Criteria" means one or more of the following as established by the Administrator, which may be stated as a target percentage or dollar amount, a percentage increase over a base period percentage or dollar amount or the occurrence of a specific event or events:
(a)    Sales;
(b)    Gross margin;
(c)    Operating income;
(d)    Pre-tax income;
(e)    Earnings before interest, taxes, depreciation and amortization;
(f)    Earnings per share of Common Stock on a fully-diluted basis;
(g)    Consolidated net income of the Company divided by the average consolidated common stockholders' equity;
(h)    Cash and cash equivalents derived from either (i) net cash flow from operations, or (ii) net cash flow from operations, financings and investing activities;
(i)    Adjusted operating cash flow return on income;
(j)    Cost containment or reduction;
(k)    The percentage increase in the market price of the Common Stock over a stated period;
(l)    Return on assets;
(m)    New Company product introductions;

APPENDIX A

(n)    Obtaining regulatory approvals for new or existing products; and
(o)    Individual business objectives.
2.29 Purchase Price. "Purchase Price" means the purchase price payable to purchase a share of Restricted Stock, or a Restricted Stock Unit, which, in the sole discretion of the Administrator, may be zero (0), subject to limitations under applicable law.
2.30 Repurchase Right. "Repurchase Right" means the right of the Company to repurchase either unvested shares of Restricted Stock pursuant to Section 6.6 or to cancel unvested Restricted Stock Units pursuant to Section 7.6.
2.31 Restricted Stock. "Restricted Stock" means shares of Common Stock issued pursuant to Article 6 hereof, subject to any restrictions and conditions as are established pursuant to such Article 6.
2.32 Restricted Stock Award. "Restricted Stock Award" means either the issuance of Restricted Stock or the grant of Restricted Stock Units or Dividend Equivalents under the Plan.
2.33 Restricted Stock Award Agreement. "Restricted Stock Award Agreement" means the written agreement entered into between the Company and a Participant evidencing the issuance of Restricted Stock or the grant of Restricted Stock Units or Dividend Equivalents under the Plan.
2.34 Restricted Stock Unit. "Restricted Stock Unit" means the right to receive one share of Common Stock issued pursuant to Article 7 hereof, subject to any restrictions and conditions as are established pursuant to such Article 7.
2.35 Service Provider. "Service Provider" means a consultant or other person or entity the Administrator authorizes to become a Participant in the Plan and who provides services to (i) the Company, (ii) an Affiliated Company, or (iii) any other business venture designated by the Administrator in which the Company or an Affiliated Company has a significant ownership interest.
2.36 Stock Appreciation Right. "Stock Appreciation Right" means a contractual right granted to a Participant under Article 8 hereof entitling such Participant to receive a payment representing the difference between the base price per share of the right and the Fair Market Value of a share of Common Stock, payable either in cash or in shares of the Company's Common Stock, at such time, and subject to such conditions, as are set forth in this Plan and the applicable Stock Appreciation Rights Award agreement.
2.37 Stock Appreciation Rights Holder. "Stock Appreciation Rights Holder" means any Participant who holds a Stock Appreciation Right.
2.38 Stock Payment. "Stock Payment" means a payment in the form of shares of Common Stock.
2.39 10% Stockholder. "10% Stockholder" means a person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of an Affiliated Company.
ARTICLE 3.
ELIGIBILITY
3.1 Incentive Options. Only employees of the Company or of an Affiliated Company (including members of the Board if they are employees of the Company or of an Affiliated Company) are eligible to receive Incentive Options under the Plan.
3.2 Nonqualified Options, Stock Appreciation Rights, Stock Payments and Restricted Stock Awards. Employees of the Company or of an Affiliated Company, members of the Board (whether or not employed by the Company or an Affiliated Company), and Service Providers are eligible to receive Nonqualified Options, Stock Appreciation Rights, Stock Payments or Restricted Stock Awards under the Plan.
3.3 Annual Limitation. In no event shall any Participant be granted Options or Stock Appreciation Rights in any one calendar year pursuant to which the aggregate number of shares of Common Stock that may be acquired thereunder exceeds 750,000 shares, subject to adjustment as to the number and kind of shares pursuant to Section 4.2 hereof. Notwithstanding the foregoing, in connection with his or her initial service to the Company, the aggregate number of shares of Common Stock with

APPENDIX A

respect to which Options or Stock Appreciation Rights may be granted to any Participant shall not exceed 750,000 shares of Common Stock during the calendar year which includes such individual's initial service to the Company. The foregoing limitations shall be applied on an aggregate basis taking into account Awards granted to a Participant under the Plan as well as awards of the same type granted to a Participant under any other equity-based compensation plan of the Company or any Affiliated Company.
ARTICLE 4.
PLAN SHARES
4.1 Shares Subject to the Plan.
(a) The number of shares of Common Stock that may be issued pursuant to Awards under the Plan shall be 5,130,000 shares. The foregoing shall be subject to adjustment as to the number and kind of shares pursuant to Section 4.2 hereof. In the event that (a) all or any portion of any Option granted under the Plan can no longer under any circumstances be exercised, (b) any shares of Common Stock subject to an Award Agreement are reacquired by the Company or (c) all or any portion of any Restricted Stock Units granted under the Plan are forfeited or can no longer under any circumstances vest, the shares of Common Stock allocable to the unexercised portion of such Option or the shares so reacquired shall again be available for grant or issuance under the Plan. The following shares of Common Stock may not again be made available for issuance as awards under the Plan: (x) the gross number of shares of Common Stock subject to outstanding Stock Appreciation Rights settled in exchange for shares of Common Stock, (y) shares of Common Stock used to pay the Exercise Price related to outstanding Options, or (z) shares of Common Stock used to pay withholding taxes related to outstanding Options, Stock Appreciation Rights or Restricted Stock Units.
(b) The maximum number of shares of Common Stock that may be issued under the Plan as Incentive Options shall be 5,130,000 shares, subject to adjustment as to the number and kind of shares pursuant to Section 4.2 hereof.
4.2 Changes in Capital Structure. In the event that the outstanding shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, reverse stock split, reclassification, stock dividend, or other change in the capital structure of the Company, then appropriate adjustments shall be made by the Administrator to the aggregate number and kind of shares subject to this Plan, the number and kind of shares and the price per share subject to outstanding Award Agreements and the limit on the number of shares under Section 3.3, all in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.
4.3 Minimum Vesting. All Awards shall be granted subject to a minimum vesting period of at least twelve (12) months; provided, that up to five percent (5%) of the shares of Common Stock that may be issued pursuant to Awards under the Plan, as may be adjusted pursuant to Section 4.2 hereof, may be issued in respect of Awards that are not subject to this minimum vesting period requirement.
ARTICLE 5.
OPTIONS
5.1 Grant of Stock Options. The Administrator shall have the right to grant, pursuant to this Plan, Options subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant. Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives established by the Administrator with respect to one or more Performance Criteria.
5.2 Option Agreements. Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement which shall specify the number of shares subject thereto, vesting provisions relating to such Option, the Exercise Price per share, and whether the Option is an Incentive Option or Nonqualified Option. As soon as is practical following the grant of an Option, an Option Agreement shall be duly executed and delivered by or on behalf of the Company to the Optionee to whom such Option was granted. Each Option Agreement shall be in such form and contain such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable.
5.3 Exercise Price. The Exercise Price per share of Common Stock covered by each Option shall be determined by the Administrator, subject to the following: (a) the Exercise Price of an Incentive Option shall not be less than 100% of Fair Market Value on the date the Incentive Option is granted, (b) the Exercise Price of a Nonqualified Option shall not be less than 100% of Fair Market Value on the date the Nonqualified Option is granted, and (c) if the person to whom an Incentive Option is granted is

APPENDIX A

a 10% Stockholder on the date of grant, the Exercise Price shall not be less than 110% of Fair Market Value on the date the Incentive Option is granted.
However, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424 of the Code.
5.4 Payment of Exercise Price. Payment of the Exercise Price shall be made upon exercise of an Option and may be made, in the discretion of the Administrator, subject to any legal restrictions, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Optionee (provided that shares acquired pursuant to the exercise of options granted by the Company must have been held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes), which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) the cancellation of indebtedness of the Company to the Optionee; (e) the waiver of compensation due or accrued to the Optionee for services rendered; (f) provided that a public market for the Common Stock exists, a "same day sale" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; (g) provided that a public market for the Common Stock exists, a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or (h) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable law.
5.5 Term and Termination of Options. The term and provisions for termination of each Option shall be as fixed by the Administrator, but no Option may be exercisable more than ten (10) years after the date it is granted.
5.6 Vesting and Exercise of Options. Each Option shall vest and become exercisable in one or more installments, at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives established with respect to one or more Performance Criteria, as shall be determined by the Administrator.
5.7 Annual Limit on Incentive Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Options granted under this Plan and any other plan of the Company or any Affiliated Company become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000.
5.8 Nontransferability of Options. Except as otherwise provided in this Section 5.8, Options shall not be assignable or transferable except by will, the laws of descent and distribution or pursuant to a DRO entered by a court in settlement of marital property rights, and during the life of the Optionee, Options shall be exercisable only by the Optionee. At the discretion of the Administrator and in accordance with rules it establishes from time to time, Optionees may be permitted to transfer some or all of their Nonqualified Options to one or more "family members," which is not a "prohibited transfer for value," provided that (i) the Optionee (or such Optionee's estate or representative) shall remain obligated to satisfy all income or other tax withholding obligations associated with the exercise of such Nonqualified Option; (ii) the Optionee shall notify the Company in writing that such transfer has occurred and disclose to the Company the name and address of the "family member" or "family members" and their relationship to the Optionee, and (iii) such transfer shall be effected pursuant to transfer documents in a form approved by the Administrator. For purposes of the foregoing, the terms "family members" and "prohibited transfer for value" have the meaning ascribed to them in the General Instructions to Form S-8 (or any successor form) promulgated under the Securities Act of 1933, as amended.
5.9 Repricing Prohibited. Subject to Section 4.2 hereof, without the prior approval of the Company's stockholders, evidenced by a majority of votes cast, the Administrator shall not amend the terms of outstanding Options to reduce the Exercise Price of outstanding Options, cancel outstanding Options in exchange for cash, other awards or Options with an Exercise Price that is less than the Exercise Price of the original Options, or otherwise approve any modification to such an Option that would be treated as a "repricing" under the then applicable rules, regulations or listing requirements adopted by the Nasdaq Stock Market.
5.10 Rights as a Stockholder. An Optionee or permitted transferee of an Option shall have no rights or privileges as a stockholder with respect to any shares covered by an Option until such Option has been duly exercised and certificates representing shares purchased upon such exercise have been issued to such person.
5.11 Unvested Shares. The Administrator shall have the discretion to grant Options which are exercisable for unvested shares of Common Stock. Should the Optionee cease being an employee, officer or director of the Company while owning such

APPENDIX A

unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Administrator and set forth in the document evidencing such repurchase right.
ARTICLE 6.
RESTRICTED STOCK
6.1 Issuance of Restricted Stock. The Administrator shall have the right to issue pursuant to this Plan and at a Purchase Price determined by the Administrator, shares of Common Stock subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant. Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives established by the Administrator with respect to one or more Performance Criteria, which require the Administrator to certify in writing whether and the extent to which such performance goals were achieved before such restrictions are considered to have lapsed.
6.2 Restricted Stock Award Agreements. A Participant shall have no rights with respect to the shares of Restricted Stock covered by a Restricted Stock Award Agreement until the Participant has paid the full Purchase Price, if any, to the Company in the manner set forth in Section 6.3(b) hereof and has executed and delivered to the Company the applicable Restricted Stock Award Agreement. Each Restricted Stock Award Agreement shall be in such form, and shall set forth the Purchase Price, if any, and such other terms, conditions and restrictions of the Restricted Stock Award Agreement, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable. Each such Restricted Stock Award Agreement may be different from each other Restricted Stock Award Agreement.
6.3 Purchase Price.
(a) Amount. Restricted Stock may be issued to Participants for such consideration as is determined by the Administrator in its sole discretion, including no consideration or such minimum consideration as may be required by applicable law.
(b) Payment. Payment of the Purchase Price, if any, may be made, in the discretion of the Administrator, subject to any legal restrictions, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Participant (provided that shares acquired pursuant to the exercise of options granted by the Company shall have been held by the Participant for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes), which surrendered shares shall be valued at Fair Market Value as of the date of such acceptance; (d) the cancellation of indebtedness of the Company to the Participant; (e) the waiver of compensation due or accrued to the Participant for services rendered; or (f) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable law. If payment for shares of Restricted Stock is made by promissory note, any cash dividends paid with respect to the Restricted Stock may be applied, in the discretion of the Administrator, to repayment of such note.
6.4 Vesting of Restricted Stock. The Restricted Stock Award Agreement shall specify the date or dates, the performance goals, if any, established by the Administrator with respect to one or more Performance Criteria that must be achieved, and any other conditions on which the Restricted Stock may vest.
6.5 Rights as a Stockholder. Upon complying with the provisions of Sections 6.2 and 6.3 hereof, a Participant shall have the rights of a stockholder with respect to the Restricted Stock acquired pursuant to a Restricted Stock Award Agreement, including voting and dividend rights (subject to Section 10.4), subject to the terms, restrictions and conditions as are set forth in such Restricted Stock Award Agreement. Unless the Administrator shall determine otherwise, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares have vested in accordance with the terms of the Restricted Stock Award Agreement.
6.6 Restrictions. Shares of Restricted Stock may not be sold, pledged or otherwise encumbered or disposed of and shall not be assignable or transferable except by will, the laws of descent and distribution or pursuant to a DRO entered by a court in settlement of marital property rights, except as specifically provided in the Restricted Stock Award Agreement or as authorized by the Administrator. In the event of termination of a Participant's employment, service as a director of the Company or Service Provider status for any reason whatsoever (including death or disability), the Restricted Stock Award Agreement may provide, in the discretion of the Administrator, that the Company may, at the discretion of the Administrator, exercise a Repurchase Right to repurchase at the original Purchase Price the shares of Restricted Stock that have not vested as of the date of termination.

APPENDIX A

ARTICLE 7.
RESTRICTED STOCK UNITS
7.1 Grants of Restricted Stock Units and Dividend Equivalents. The Administrator shall have the right to grant, pursuant to this Plan, Restricted Stock Units and Dividend Equivalents, subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant. Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives established by the Administrator with respect to one or more Performance Criteria, which require the Administrator to certify in writing whether and the extent to which such performance goals were achieved before such restrictions are considered to have lapsed.
7.2 Restricted Stock Award Agreements. A Participant shall have no rights with respect to the Restricted Stock Units or Dividend Equivalents covered by a Restricted Stock Award Agreement until the Participant has executed and delivered to the Company the applicable Restricted Stock Award Agreement. Each Restricted Stock Award Agreement shall be in such form, and shall set forth the Purchase Price, if any, and such other terms, conditions and restrictions of the Restricted Stock Award Agreement, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable. Each such Restricted Stock Award Agreement may be different from each other Restricted Stock Award Agreement.
7.3 Purchase Price.
(a) Amount. Restricted Stock Units may be issued to Participants for such consideration as is determined by the Administrator in its sole discretion, including no consideration or such minimum consideration as may be required by applicable law.
(b) Payment. Payment of the Purchase Price, if any, may be made, in the discretion of the Administrator, subject to any legal restrictions, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Participant (provided that shares acquired pursuant to the exercise of options granted by the Company shall have been held by the Participant for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes), which surrendered shares shall be valued at Fair Market Value as of the date of such acceptance; (d) the cancellation of indebtedness of the Company to the Participant; (e) the waiver of compensation due or accrued to the Participant for services rendered; or (f) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable law.
7.4 Vesting of Restricted Stock Units and Dividend Equivalents. The Restricted Stock Award Agreement shall specify the date or dates, the performance goals, if any, established by the Administrator with respect to one or more Performance Criteria that must be achieved, and any other conditions on which the Restricted Stock Units and Dividend Equivalents may vest.
7.5 Rights as a Stockholder. Holders of Restricted Stock Units shall not be entitled to vote or to receive dividends unless or until they become owners of the shares of Common Stock pursuant to their Restricted Stock Award Agreement and the terms and conditions of the Plan, including Section 10.4 hereof.
7.6 Restrictions. Restricted Stock Units and Dividend Equivalents may not be sold, pledged or otherwise encumbered or disposed of and shall not be assignable or transferable except by will, the laws of descent and distribution or pursuant to a DRO entered by a court in settlement of marital property rights, except as specifically provided in the Restricted Stock Award Agreement or as authorized by the Administrator. In the event of termination of a Participant's employment, service as a director of the Company or Service Provider status for any reason whatsoever (including death or disability), the Restricted Stock Award Agreement may provide that all Restricted Stock Units and Dividend Equivalents that have not vested as of such date shall be automatically forfeited by the Participant. However, if, with respect to such unvested Restricted Stock Units the Participant paid a Purchase Price, the Administrator shall have the right, exercisable at the discretion of the Administrator, to exercise a Repurchase Right to cancel such unvested Restricted Stock Units upon payment to the Participant of the original Purchase Price. The Participant shall forfeit such unvested Restricted Stock Units upon the Administrator's exercise of such right.
7.7 Restricted Stock Unit Grants to Non-Employee Directors.
(a) Automatic Grants. Each director of the Company who is not an employee or executive officer of the Company (a "Non-Employee Director") shall automatically be granted (i) a Restricted Stock Unit convertible into $200,000 of shares of the Common Stock, as valued on the Restricted Stock Unit grant date, upon commencement of service as a director of the Company, and (ii) a Restricted Stock Unit convertible into $100,000 of shares of Common Stock at each annual meeting of the Company's stockholders (provided such individual has served as a Non-Employee Director for at least six (6) months prior to such meeting). All such Restricted Stock Units shall be subject to the terms and conditions of this Plan.

APPENDIX A

(b) Vesting of Restricted Stock Units Granted to Non-Employee Directors. Each initial Restricted Stock Unit granted to a newly-elected or appointed Non-Employee Director shall vest, in a series of four (4) successive equal annual installments over the Non-Employee Director's period of continued service as a director, with the first such installment to vest upon the Non-Employee Director's completion of one (1) year of service as a Non-Employee Director measured from the Restricted Stock Unit grant date. Each annual Restricted Stock Unit granted to continuing Non-Employee Directors shall vest, upon the Non-Employee Director's completion of one (1) year of service as a Non-Employee Director measured from the Restricted Stock Unit grant date.
ARTICLE 8.
STOCK APPRECIATION RIGHTS
8.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Participant selected by the Administrator. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event. Stock Appreciation Rights shall be exercisable or payable at such time or times and upon conditions as may be approved by the Administrator, provided that the Administrator may accelerate the exercisability or payment of a Stock Appreciation Right at any time.
8.2 Vesting of Stock Appreciation Rights. Each Stock Appreciation Right shall vest and become exercisable in one or more installments at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives established with respect to one or more Performance Criteria, as shall be determined by the Administrator. A Stock Appreciation Right will be exercisable or payable at such time or times as determined by the Administrator, provided that the maximum term of a Stock Appreciation Right shall be ten (10) years from the date of grant. The base price of a Stock Appreciation Right shall be determined by the Administrator in its sole discretion; provided, however, that the base price per share of any Stock Appreciation Right shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock on the date of grant.
8.3 Payment of Stock Appreciation Rights. A Stock Appreciation Right will entitle the holder, upon exercise or other payment of the Stock Appreciation Right, as applicable, to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise or payment of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised or paid. Payment of the amount determined under the foregoing shall be made either in cash or in shares of Common Stock, as determined by the Administrator in its discretion. If payment is made in shares of Common Stock, such shares shall be valued at their Fair Market Value on the date of exercise or payment, subject to applicable tax withholding requirements and to such conditions, as are set forth in this Plan and the applicable Stock Appreciation Rights Award Agreement.
8.4 Nontransferability of Stock Appreciation Rights. Except as otherwise provided in this Section 8.4, Stock Appreciation Rights shall not be assignable or transferable except by will, the laws of descent and distribution or pursuant to a DRO entered by a court in settlement of marital property rights, and during the life of the Stock Appreciation Rights Holder, Stock Appreciation Rights shall be exercisable only by the Stock Appreciation Rights Holder. At the discretion of the Administrator and in accordance with rules it establishes from time to time, Stock Appreciation Rights Holders may be permitted to transfer some or all of their Stock Appreciation Rights to one or more "family members," which is not a "prohibited transfer for value," provided that (i) the Stock Appreciation Rights Holder (or such holder's estate or representative) shall remain obligated to satisfy all income or other tax withholding obligations associated with the exercise of such Stock Appreciation Right; (ii) the Stock Appreciation Rights Holder shall notify the Company in writing that such transfer has occurred and disclose to the Company the name and address of the "family member" or "family members" and their relationship to the holder, and (iii) such transfer shall be effected pursuant to transfer documents in a form approved by the Administrator. For purposes of the foregoing, the terms "family members" and "prohibited transfer for value" have the meaning ascribed to them in the General Instructions to Form S-8 (or any successor form) promulgated under the Securities Act of 1933, as amended.
ARTICLE 9.
STOCK PAYMENT AWARDS
9.1 Grant of Stock Payment Awards. A Stock Payment award may be granted to any Participant selected by the Administrator. A Stock Payment award may be granted for past services, in lieu of bonus or other cash compensation, as directors' compensation or for any other valid purpose as determined by the Administrator. A Stock Payment award granted to a Participant represents shares of Common Stock that are issued without restrictions on transfer and other incidents of ownership and free of forfeiture conditions, except as otherwise provided in the Plan and the Award Agreement. The Administrator may, in connection

APPENDIX A

with any Stock Payment award, provide that no payment is required, or require the payment by the Participant of a specified purchase price.
9.2 Rights as Stockholder. Subject to the foregoing provisions of this Article 9 and the applicable Award Agreement, upon the issuance of the Common Stock under a Stock Payment award the Participant shall have all rights of a stockholder with respect to the shares of Common Stock, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.
ARTICLE 10.
ADMINISTRATION OF THE PLAN
10.1 Administrator. Authority to control and manage the operation and administration of the Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a Committee. Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. The Board may limit the composition of the Committee to those persons necessary to comply with the requirements of Section 16 of the Exchange Act.
10.2 Powers of the Administrator. In addition to any other powers or authority conferred upon the Administrator elsewhere in the Plan or by law, the Administrator shall have full power and authority: (a) to determine the persons to whom, and the time or times at which, Awards shall be granted, the number of shares to be represented by each Award, and the consideration to be received by the Company upon the exercise and/or vesting of such Awards; (b) to interpret the Plan; (c) to create, amend or rescind rules and regulations relating to the Plan; (d) to determine the terms, conditions and restrictions contained in, and the form of, Award Agreements; (e) to determine the identity or capacity of any persons who may be entitled to exercise a Participant's rights under any Award Agreement under the Plan; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement; (g) notwithstanding the minimum vesting provisions of Section 4.3, to accelerate the vesting of any Award or release or waive any repurchase rights of the Company with respect to Restricted Stock Awards in connection with a Participant's death or Disability or a Change in Control; (h) to extend the expiration date of any Option; (i) to amend outstanding Award Agreements to provide for, among other things, any change or modification which the Administrator could have included in the original Agreement or in furtherance of the powers provided for herein; and (j) to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under the Plan shall be final and binding on the Company and all Participants. To the extent permitted by applicable law, the Administrator may from time to time delegate to one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Administrator specifies at the time of such delegation, and the Administrator may at any time rescind the authority so delegated or appoint a new delegatee.
10.3 Limitation on Liability. No employee of the Company or member of the Board or Administrator shall be subject to any liability with respect to duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Administrator, and any employee of the Company with duties under the Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person's conduct in the performance of duties under the Plan.
10.4 No Dividends on Unvested Awards. The Administrator may not provide for the current payment of dividends or Dividend Equivalents with respect to any shares of Common Stock subject to an outstanding award granted under the Plan (or portion thereof) that has not vested. For any such award, the Committee may provide only for the accrual of dividends or Dividend Equivalents that will not be payable to the Participant unless and until, and only to the extent that, such award vests. Notwithstanding the foregoing, Dividend Equivalents may be granted only in connection with a grant of Restricted Stock Units subject to the vesting conditions that govern Restricted Stock Units as set forth in the applicable Restricted Stock Award Agreement. No dividends or Dividend Equivalents shall be paid on Options or Stock Appreciation Rights.
ARTICLE 11.
CHANGE IN CONTROL
11.1 Impact of Change in Control on Awards Under Plan. In order to preserve a Participant's rights in the event of a Change in Control of the Company:

APPENDIX A

(a) The Administrator shall have the discretion to provide in each Award Agreement the terms and conditions that relate to (i) vesting of such Award in the event of a Change in Control, and (ii) assumption of such Awards or issuance of comparable securities under an incentive program in the event of a Change in Control. The aforementioned terms and conditions may vary in each Award Agreement.
(b) If the terms of an outstanding Option provide for accelerated vesting in the event of a Change in Control, or to the extent that a Option is vested and not yet exercised, the Administrator in its discretion may provide, in connection with the Change in Control transaction, for the purchase or exchange of each Option for an amount of cash or other property having a value equal to the difference (or "spread") between: (x) the value of the cash or other property that the Participant would have received pursuant to the Change in Control transaction in exchange for the shares issuable upon exercise of the Option had the Option been exercised immediately prior to the Change in Control, and (y) the Exercise Price of the Option.
(c) If the terms of an outstanding Stock Appreciation Right provide for accelerated vesting in the event of a Change in Control, or to the extent that a Stock Appreciation Right is vested and not yet exercised, the Administrator in its discretion may provide, in connection with the Change in Control transaction, for the purchase or exchange of each Stock Appreciation Right for an amount of cash or other property having a value equal to the value of the cash or other property that the Participant would have received pursuant to the Change in Control transaction in exchange for the shares issuable upon exercise of the Stock Appreciation Right had the Stock Appreciation Right been exercised immediately prior to the Change in Control.
(d) Outstanding Options and Stock Appreciation Rights shall terminate and cease to be exercisable upon consummation of a Change in Control except to the extent that the Options or Stock Appreciation Rights are assumed by the successor entity (or parent thereof) pursuant to the terms of the Change in Control transaction.
(e) The Administrator shall cause written notice of a proposed Change in Control transaction to be given to Participants not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction.
ARTICLE 12.
AMENDMENT AND TERMINATION OF THE PLAN
12.1 Amendments. The Board may from time to time alter, amend, suspend or terminate the Plan in such respects as the Board may deem advisable. No such alteration, amendment, suspension or termination shall be made which shall substantially affect or impair the rights of any Participant under an outstanding Award Agreement without such Participant's consent. The Board may alter or amend the Plan to comply with requirements under the Code relating to Incentive Options or other types of options which give Optionees more favorable tax treatment than that applicable to Options granted under this Plan as of the date of its adoption. Upon any such alteration or amendment, any outstanding Option granted hereunder may, if the Administrator so determines and if permitted by applicable law, be subject to the more favorable tax treatment afforded to an Optionee pursuant to such terms and conditions.
12.2 Plan Termination. Unless the Plan shall theretofore have been terminated, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date and no Awards may be granted under the Plan thereafter, but Awards and Award Agreements then outstanding shall continue in effect in accordance with their respective terms.
ARTICLE 13.
TAX WITHHOLDING
13.1 Tax Withholding. The Participant shall be responsible for payment of any taxes or similar charges required by law to be withheld from an Award or an amount paid in satisfaction of an Award, which shall be paid by the Participant on or prior to the payment or other event that results in taxable income in respect of an Award. The Award Agreement may specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award.
ARTICLE 14.
MISCELLANEOUS
14.1 Benefits Not Alienable. Other than as provided above, benefits under the Plan may not be assigned or alienated, whether voluntarily or involuntarily. Any unauthorized attempt at assignment, transfer, pledge or other disposition shall be without effect.

APPENDIX A

14.2 Awards subject to Code Section 409A. Any Award that constitutes, or provides for, a deferral of compensation subject to Section 409A of the Code (a "Section 409A Award") shall satisfy the requirements of Section 409A of the Code, to the extent applicable as determined by the Administrator. The Award Agreement with respect to a Section 409A Award shall incorporate the terms and conditions required by Section 409A of the Code. If any deferral of compensation is to be permitted in connection with a 409A Award, the Administrator shall establish rules and procedures relating to such deferral in a manner intended to comply with the requirements of Section 409A of the Code, including, without limitation, the time when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount.
14.3 No Enlargement of Employee Rights. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Participant to be consideration for, or an inducement to, or a condition of, the employment of any Participant. Nothing contained in the Plan shall be deemed to give the right to any Participant to be retained as an employee of the Company or any Affiliated Company or to interfere with the right of the Company or any Affiliated Company to discharge any Participant at any time.
14.4 Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Option Agreements and Restricted Stock Award Agreements, except as otherwise provided herein, will be used for general corporate purposes.
14.5 Unfunded Plan. The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant's permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan.
14.6 Annual Reports. During the term of this Plan, the Company will furnish to each Participant who does not otherwise receive such materials, copies of all reports, proxy statements and other communications that the Company distributes generally to its stockholders.
14.7 Recovery. All Options and Stock Appreciation Rights, or any shares of Common Stock or cash issued or awarded pursuant to the exercise of Options or Stock Appreciation Rights, and all Restricted Stock and Restricted Stock Units will be subject to recoupment in accordance with the Company's Incentive Compensation Clawback Policy, as amended or modified from time to time. In addition, the Administrator may impose such other clawback, recovery or recoupment provisions in a Stock Option Agreement, Stock Appreciation Right Agreement or Restricted Stock Award Agreement as the Administrator determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of any of the following events with respect to a Participant: (i) such Participant's commission of any felony or any crime involving fraud, dishonesty or moral turpitude; (ii) such Participant's attempted commission of, or participation in, a fraud or act of dishonesty against the Company, any customer or vendor of the Company or any third party with whom the Company is or was engaged in business; (iii) such Participant's intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant's unauthorized use or disclosure of the Company's confidential information or trade secrets; or (v) such Participant's gross misconduct. No recovery of compensation under this Section 14.7 will be an event giving rise to a right to resign for "good reason" or "constructive termination" (or similar term) under any agreement with the Company.
14.8 Stockholder Approval. This Plan, as amended and restated, shall be effective as of the date of approval of the stockholders of the Company.

ENDOLOGIX, INC.
2 MUSICK
IRVINE, CALIFORNIA 92618

VOTE BY INTERNET
Before The Virtual Annual Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting virtually via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D14999-Z77208

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ENDOLOGIX, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect two director nominees to serve as Class I directors for a three-year term expiring at the annual meeting of stockholders in 2023, or until each of their respective successors is duly elected and qualified;	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Daniel Lemaitre
02) Jane Kiernan

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report are available at www.proxyvote.com.

D15000-Z77208

ENDOLOGIX, INC.
Virtual Annual Meeting of Stockholders
June 9, 2020, 8:00 a.m., Pacific Time
This proxy is solicited by the Board of Directors

The undersigned hereby nominates, constitutes and appoints John Onopchenko and Vaseem Mahboob, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of common stock of ENDOLOGIX, INC. which the undersigned is entitled to represent and vote at the 2020 Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/ELGX2020 on June 9, 2020, at 8:00 a.m., Pacific Time, or at any adjournment or postponement thereof, as fully as if the undersigned were present virtually and voting at the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTOR NOMINEES NAMED ON THE REVERSE SIDE OF THIS PROXY, "FOR" APPROVAL, ON A NONBINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, "FOR" THE RATIFICATION OF THE SELECTION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020, AND "FOR" THE AMENDMENT TO OUR AMENDED AND RESTATED 2015 STOCK INCENTIVE PLAN, AS AMENDED, TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE PLAN. THE UNDERSIGNED HEREBY REVOKES ANY OTHER PROXY OR PROXIES HERETOFORE GIVEN TO VOTE OR ACT WITH RESPECT TO THE SHARES OF COMMON STOCK OF ENDOLOGIX, INC. HELD BY THE UNDERSIGNED.

WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

Continued and to be signed on reverse side